UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
31 December 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	—	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand. Across advanced economies growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the next phase of U.S.-China trade negotiations are expected to be more challenging and the U.K. has a relatively short transition window in which to redefine its relationship with the European Union.
We continue to anticipate muted economic growth and increased market volatility this year. The U.S. economy held steady in the second half of 2019, although growth for the year overall moderated from 2018’s pace. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Although consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages, economic growth there appears more fragile. The COVID-19 coronavirus outbreak poses a new downside risk to the global economy, as disruptions to both demand and production ripple through global supply chains. We are closely monitoring the situation.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
February 21, 2020

Portfolio Managers’
Comments
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Fund Advisors, LLC, the Fund's investment adviser. Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and along with Jujhar Sohi manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Andy Hwang and Thomas Lavia, CFA, manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman and James T. Stephenson, CFA serve as portfolio managers of the Nuveen NWQ International Value Fund.
Effective October 28, 2019, Ray Wicklander is no longer a portfolio manager for the Nuveen NWQ Large Cap Value Fund and Nuveen NWQ Multi-Cap Value Fund. Jujhar Sohi has been added as a portfolio manager to both Funds.
Effective July 17, 2019, Thomas Lavia, CFA, was added as a portfolio manager for the Nuveen Small/Mid-Cap Value Fund and the Nuveen NWQ Small-Cap Value Fund. Phyllis Thomas is no long a portfolio manager of the Funds.
Below, the team discusses key investment strategies and performance of the Funds for the six-month reporting period ended December 31, 2019.
How did the Funds perform during the six-month reporting period ended December 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2019. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2019 and how did these strategies influence performance?
Nuveen NWQ Global Equity Income Fund
The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV outperformed its comparative Lipper classification average, but underperformed the MSCI World Index during the six-month reporting period ended December 31, 2019.
The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards. The Fund may employ the use of structured notes to find compelling risk/reward investments.
Geographically, performance benefited from stock selection within the United Kingdom, Japan and the Pacific. Investments in the United States, Europe and Middle East excluding the United Kingdom lagged overall and were a headwind for the Fund’s relative return for the reporting period. From a sector perspective, our investments in the health care, consumer discretionary and industrials sectors were generally additive. Conversely, relative performance in the information technology, energy and financials were key detractors.
Several individual holdings contributed to absolute performance, including health care holding, Bristol-Myers Squibb Co. The company reported much anticipated results from its lung cancer immune-oncology program. While the update was somewhat mixed, the stock price was buoyed by changing investor sentiment. Consumer discretionary holding, Sekisui House, Ltd. also contributed to performance. Profit trends from its international business started to show higher revenues and profits, partially offsetting Japanese detached housing sales. With the October 1, 2019 increase in consumption tax, the market had feared that the company would experience a large drop in domestic demand, but this does not appear to be happening yet. In addition, health care holding GlaxoSmithKline PLC, one of the larger positions in the portfolio, had positive performance due to its pipeline successes in its oncology franchise, which served to solidify its revenue growth prospects and validate their past business development efforts.
Several individual holdings detracted from portfolio performance including financial sector holding AIB Group PLC, which has had difficulty reducing costs prior to Brexit thereby increasing its overall earnings risk. Company valuation, capital return and a strong balance sheet are elements to continue holding the stock. We reduced our exposure in the company given the earnings downgrades and continue to monitor the company. Equitrans Midstream Corp was another detractor. The company’s stock lagged on increased concerns around leverage, payout sustainability and ability to navigate a challenging 2020 if the Mountain Valley Pipeline project remains in regulatory limbo. Investors received positive news just after quarter end, as the Supreme Court agreed to hear a related pipeline case (Atlantic Coast Pipeline) in its upcoming session. We continued to hold the position. Lastly, communication services holding ViacomCBS Inc. Class B underperformed after the CBS merger was finally agreed upon after years of negotiations. Investors became concerned that synergy targets were disappointing and that any additional savings would have to be redeployed back into the business to enhance the company's streaming offering. Despite the headwind of their distribution platform, the turnaround is well underway, with shares valued approximately 6x earnings per share. We continued to hold the position.
Nuveen NWQ International Value Fund
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period ended December 31, 2019.
The investment objective of the Fund is to seek long-term capital appreciation. Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-US equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.
The information technology, real estate and utilities sectors were leading contributors to performance on a relative basis. Industrials, consumer services and health care sectors were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a regional basis, the Pacific, United Kingdom and Japan holdings contributed to relative results while overall selections in the Europe and the Middle East excluding the United Kingdom were the top detractors from relative performance.

Several individual holdings contributed to absolute performance, including consumer discretionary holding, Sekisui House, Ltd. Profit trends from its international business started to show higher revenues and profits, partially offsetting Japanese detached housing sales. With the October 1, 2019 increase in consumption tax, the market had feared that the company would experience a large drop in domestic demand, but this does not appear to be happening yet. In addition, technology holding MediaTek Inc. contributed to performance. The company posted solid quarterly results with double-digit operating margins, benefiting from new mobile designs and has provided positive growth and improved profitability outlooks. Lastly, health care holding Sanofi SA contributed to performance. Investors have buoyed the stock as the relatively new management team has provided more strategic and financial clarity.
Several individual holdings detracted from absolute performance, including financial sector holding, AIB Group PLC, which has had difficulty reducing costs prior to Brexit thereby increasing its overall earnings risk. We eliminated the position and consolidated our holdings in Irish banks. Also detracting from performance, was industrial holding, ISS A/S, which reported underwhelming first half results. While traditionally ISS has been a stable, cash generative business, it is in the midst of shedding lower margin, non-core assets. There is no balance sheet risk and the company is still generating adequate free cash flow. We continued to hold the position. Lastly, consumer staples holding Carrefour SA detracted from performance. Carrefour underperformed after weaker than expected third quarter 2019 sales due to larger than expected declines in hypermarkets in France. However, investors were disappointed as management’s initiatives to improve store productivity have yet to show progress. We continued to hold the position.
Nuveen NWQ Multi-Cap Value Fund
Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2019.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Favorable stock selection in the health care and financial services sectors contributed positively to relative performance. However, the Fund’s sector holdings in energy, consumer discretionary and materials & processing were the key drivers of underperformance relative to the Russell 3000® Value Index.
Several investments contributed meaningfully to the Fund’s absolute performance. Financial services holdings were some of the top contributors to performance, including JPMorgan Chase & Co., Citigroup Inc. and B. Riley Financial, Inc. JPMorgan's second quarter 2019 earnings and revenue beat expectations. The bank cut its full-year forecast, amid concerns over the prospect of rate cuts. While the Federal Reserve did cut rates at the end of July and then in September 2019, the stock rallied after the bank's third quarter earnings topped estimates as well. Citigroup outperformed alongside most large cap banks as the company benefited from an improved earnings outlook owed to higher interest rates and improving credit quality as fears of recession abated. The company continues to generate operating leverage and benefit from scale, allowing the company to continue compounding book value faster than peers. Lastly, B. Riley Financial rose during the reporting period due to accelerating fundamentals in the capital markets business, with the company raising full-year expectations and substantially increasing its regular and special dividend.
Several holdings detracted from absolute performance. The three largest detractors from absolute performance were energy sector holdings, Centennial Resources Development, Inc., Equitrans Midstream Corp. and EQT Corp. Centennial Resources Development was a top detractor to Fund performance as the company is working to preserve cash flow in a more volatile oil price environment. The company's formerly high growth profile had led to high base declines in production which will take time to moderate. Similar to other producers in the Permian Basin, they have suffered from extremely low gas and natural gas prices (NGL) prices. We sold the position during the reporting period. Equitrans Midstream was another top detractor. The company’s stock lagged on increased concerns around leverage, payout sustainability and ability to navigate a challenging 2020 if the Mountain Valley Pipeline project remains in regulatory limbo. the Fund no longer holds the position. Finally, a top detractor to fund performance was EQT Corp, which declined

Portfolio Managers’ Comments (continued)
during the reporting period due to extremely low gas prices as well as uncertainty over plans by the new management team on growth and cash flow. We're approaching 100 days since the new CEO took control of the company and expect more clarity on or around the next earnings call, which is expected to include less production growth and more free cash flow. We continued to hold the position during the reporting period and sold it shortly thereafter.
Nuveen NWQ Large-Cap Value Fund
The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2019.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
On a relative basis, technology and the consumer staples sectors were the leading contributors to performance during the reporting period. The energy, consumer discretionary, and producer durables sectors were the leading detractors during the reporting period.
Several investments contributed meaningfully to the Fund’s absolute performance. Financial services holdings were some of the top contributors to performance, including JPMorgan Chase & Co. and Citigroup Inc. JPMorgan's second quarter 2019 earnings and revenue beat expectations. The bank cut its full-year forecast, amid concerns over the prospect of rate cuts. While the Federal Reserve did cut rates at the end of July and then in September 2019, the stock rallied after the bank's third quarter earnings topped estimates as well. Citigroup outperformed alongside most large cap banks as the company benefited from an improved earnings outlook owed to higher interest rates and improving credit quality as fears of recession abated. The company continues to generate operating leverage and benefit from scale, allowing the company to continue compounding book value faster than peers. Health care holding, Bristol-Myers Squibb Co was also a top contributor to the Fund’s performance during the reporting period. The company reported much anticipated results from its lung cancer immune-oncology program. While the update was somewhat mixed, the stock price was buoyed by changing investor sentiment.
Several holdings detracted from absolute performance including consumer discretionary holding, ViacomCBS Inc. The company traded lower following the release of their financials for the CBS merger. The guidance showed significant investments in programming that reflected each of the company’s respective stand-alone plans. Investors became concerned that synergy targets were disappointing and that any additional savings would have to be redeployed back into the business to enhance the company's streaming offering. Despite the headwind of their distribution platform, the turnaround is well underway, with shares valued approximately 6x earnings per share. We continued to hold the position. Energy holding EQT Corp also detracted from performance as shares of the company declined during the reporting period due to extremely low gas prices as well as uncertainty over plans by the new management team on growth and cash flow. We're approaching 100 days since the new CEO took control of the company and expect more clarity on or around the next earnings call, which is expected to include less production growth and more free cash flow. We sold the Fund's position in EQT Corp. Lastly, CIT Group Inc., shares fell post its significant appreciation earlier in the year. Concerns over a weaker economy impacted its factoring and rail car leasing businesses. CIT announced a bank acquisition to build deposits while some investors had hoped the company would sell itself. We continued to hold the position during the reporting period.
Nuveen NWQ Small/Mid-Cap Value Fund
The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2500® Value Index and the Lipper classification average for the six-month reporting period ended December 31, 2019.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

During the reporting period, strong stock selection in technology, materials & processing and consumer discretionary sectors contributed positively to the Fund’s relative performance, while stock selection in the energy and financial services sectors, along with having no exposure to the utilities sectors detracted from relative performance.
Financial services sector holdings Western Alliance Bancorp and RPT Realty were top contributors to the Fund’s absolute performance. Western Alliance outperformed as the company demonstrated the ability to grow in lower risk loan categories such as mortgages, which benefited from the lower interest rate environment. Shares of RPT Realty gained as the company continued to show progress in improving the quality and growth profile of their portfolio. In addition, the company announced it had entered into a strategic partnership with Singapore’s sovereign wealth fund which further validates management’s business plan. Technology holding, Qorvo, Inc. also contributed to performance during the reporting period. Shares of Qorvo advanced after the company received several 5G (fifth generation wireless technology) design wins at leading smart phone manufacturers. We expect the company to benefit from market share and radio frequency content gains as networks are deployed.
Several holdings, mainly in the energy sector, detracted from absolute performance. Equitrans Midstream Corp was a top detractor from performance as the company’s stock lagged on increased concerns around leverage, payout sustainability and ability to navigate a challenging 2020 if the Mountain Valley Pipeline project remains in regulatory limbo. We continued to hold the position. Also detracting from performance was EQT Corp, which declined during the reporting period due to extremely low gas prices as well as uncertainty over plans by the new management team on growth and cash flow. We're approaching 100 days since the new CEO took control of the company and expect more clarity on or around the next earnings call, which is expected to include less production growth and more free cash flow. We continued to hold the position during the reporting period and sold it shortly thereafter. Lastly, producer durables holding, Astronics Corp underperformed for the reporting period. Profitability initiatives remain underway, however orders related to the Boeing 737 Max and efforts to improve profitability in the company's satellite communications business were pushed out.
Nuveen NWQ Small-Cap Value Fund
The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2019.
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
Positive stock selection in the materials & processing, producer durables and technology sectors helped relative performance, while stock selection in energy, and consumer discretionary, along with having no exposure to the utilities sectors detracted from relative performance.
Financial services sector holdings Western Alliance Bancorp and RPT Realty were top contributors to the Fund’s absolute performance. Western Alliance outperformed as the company demonstrated the ability to grow in lower risk loan categories such as mortgages, which benefited from the lower interest rate environment. Shares of RPT Realty gained as the company continued to show progress in improving the quality and growth profile of their portfolio. In addition, the company announced it had entered into a strategic partnership with Singapore’s sovereign wealth fund which further validates management’s business plan. Lastly, materials & processing holding, BMC Stock Holdings, Inc. continued strong earnings results during the reporting period. Company specific growth drivers and operational initiatives have allowed BMC Stock to offset significant headwinds from lumber price deflation to produce better than expected results.
Several individual holdings, mainly in energy, detracted from absolute performance, including Centennial Resource Development, Inc. and Equitrans Midstream Corp. Centennial Resource Development is working to limit cash flow outspend in a more volatile oil price environment. The company's formerly high growth profile had led to high base declines in production which will take time to moderate. Similar to other producers in the Permian Basin, they have suffered from extremely low gas and natural gas prices (NGL) prices. We sold the position during the reporting period. Equitrans Midstream also detracted during the reporting period as the company’s

Portfolio Managers’ Comments (continued)
stock lagged on increased concerns around leverage, payout sustainability and ability to navigate a challenging 2020 if the Mountain Valley Pipeline project remains in regulatory limbo. We continued to hold the position. Lastly, producer durables holdings Astronics Corporation underperformed during the reporting period. Profitability initiatives remain underway, however, orders related to the Boeing 737 Max and efforts to improve profitability in the company's satellite communications business were pushed out. We continued to hold the position.

Risk Considerations
Nuveen NWQ Global Equity Income Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ International Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Multi-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Large-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small/Mid-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Global Equity Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019*			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	9/15/09	7.66%	24.08%	5.34%	8.12%	1.19%	1.11%
Class A Shares at maximum Offering Price	9/15/09	1.47%	16.94%	4.10%	7.48%	-	-
MSCI World Index	-	9.14%	27.67%	8.74%	9.47%	-	-
Lipper Global Equity Income Funds Classification Average	-	7.56%	21.01%	6.20%	7.16%	-	-
Class C Shares	9/15/09	7.25%	23.13%	4.55%	7.31%	1.94%	1.86%
Class R3 Shares	9/15/09	7.51%	23.72%	5.08%	7.85%	1.44%	1.36%
Class I Shares	9/15/09	7.79%	24.38%	5.60%	8.39%	0.94%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen NWQ International Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019*			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/20/99	6.64%	18.16%	3.98%	2.79%	1.32%	1.15%
Class A Shares at maximum Offering Price	12/20/99	0.49%	11.36%	2.75%	2.18%	-	-
MSCI EAFE Index	-	7.01%	22.01%	5.67%	5.50%	-	-
Lipper International Multi-Cap Value Funds Classification Average	-	6.77%	17.59%	3.67%	4.07%	-	-
Class C Shares	12/20/99	6.26%	17.27%	3.20%	2.01%	2.07%	1.90%
Class R3 Shares	8/04/08	6.54%	17.90%	3.73%	2.53%	1.57%	1.40%
Class I Shares	12/20/99	6.79%	18.49%	4.25%	3.05%	1.07%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Multi-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019*			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/09/02	5.95%	30.00%	6.96%	9.05%	1.26%	1.15%
Class A Shares at maximum Offering Price	12/09/02	(0.15)%	22.51%	5.70%	8.40%	-	-
Russell 3000® Value Index	-	8.80%	26.26%	8.20%	11.71%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	8.38%	25.04%	7.20%	10.46%	-	-
Class C Shares	12/09/02	5.56%	29.03%	6.15%	8.23%	2.01%	1.90%
Class I Shares	11/04/97	6.10%	30.36%	7.23%	9.32%	1.01%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen NWQ Large-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019*			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	7.02%	28.77%	6.11%	8.04%	1.27%	1.00%
Class A Shares at maximum Offering Price	12/15/06	0.94%	21.40%	4.86%	7.40%	-	-
Russell 1000® Value Index	-	8.86%	26.54%	8.29%	11.80%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	8.38%	25.04%	7.20%	10.46%	-	-
Class C Shares	12/15/06	6.83%	27.96%	5.34%	7.26%	2.02%	1.75%
Class R3 Shares	9/29/09	7.07%	28.64%	5.85%	7.79%	1.52%	1.25%
Class I Shares	12/15/06	7.25%	29.25%	6.36%	8.32%	1.02%	0.75%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2021 or 1.35% after July 31, 2021 of the average daily net assets of any class of Fund shares. This expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019*			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	7.85%	30.20%	5.78%	10.41%	1.73%	1.31%
Class A Shares at maximum Offering Price	12/15/06	1.65%	22.69%	4.54%	9.75%	-	-
Russell 2500® Value Index	-	7.21%	23.56%	7.18%	11.25%	-	-
Lipper Small-Cap Core Funds Classification Average	-	6.73%	23.80%	6.90%	10.77%	-	-
Class C Shares	12/15/06	7.48%	29.29%	5.00%	9.58%	2.48%	2.06%
Class R3 Shares	9/29/09	7.69%	29.85%	5.52%	10.13%	1.98%	1.56%
Class I Shares	12/15/06	7.97%	30.56%	6.05%	10.69%	1.48%	1.06%

	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	8.09%	30.72%	9.99%	1.32%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed do not exceed 1.10% through July 31, 2021 or 1.45% after July 31, 2021 of the average daily net assets of any class of Fund shares. This expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen NWQ Small-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019*
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/08/04	8.21%	24.80%	5.58%	12.06%	1.24%
Class A Shares at maximum Offering Price	12/08/04	2.00%	17.63%	4.33%	11.40%	-
Russell 2000® Value Index	-	7.87%	22.39%	6.99%	10.56%	-
Lipper Small-Cap Core Funds Classification Average	-	6.73%	23.80%	6.90%	10.77%	-
Class C Shares	12/08/04	7.82%	23.86%	4.79%	11.23%	1.99%
Class R3 Shares	9/29/09	8.09%	24.48%	5.32%	11.79%	1.49%
Class I Shares	12/08/04	8.35%	25.10%	5.84%	12.34%	0.99%

	Cumulative Total Returns as of December 31, 2019*	Average Annual Total Returns as of December 31, 2019*
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	2/15/13	8.44%	25.28%	6.01%	9.71%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Holding Summaries    as of December 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen NWQ Global Equity Income Fund
Fund Allocation (% of net assets)
Common Stocks	95.3%
Convertible Preferred Securities	2.1%
Structured Notes	1.5%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Enterprise Products Partners LP	3.8%
Citigroup Inc	3.5%
GlaxoSmithKline PLC	3.1%
Deutsche Post AG	3.1%
Delta Air Lines Inc.	2.9%
Portfolio Composition (% of net assets)
Banks	12.9%
Pharmaceuticals	11.2%
Oil, Gas & Consumable Fuels	9.1%
Insurance	8.2%
Multi-Utilities	5.1%
Capital Markets	4.6%
Software	4.5%
Semiconductors & Semiconductor Equipment	3.5%
Diversified Telecommunication Services	3.3%
Air Freight & Logistics	3.1%
Airlines	2.9%
Entertainment	2.7%
Wireless Telecommunication Services	2.2%
Equity Real Estate Investment Trust	2.0%
Trading Companies & Distributors	2.0%
Chemicals	1.7%
Other	19.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	43.4%
Germany	12.8%
Japan	10.6%
United Kingdom	8.3%
France	6.2%
South Korea	3.9%
Spain	2.9%
Bermuda	2.8%
Belgium	2.2%
Netherlands	2.2%
Other	3.6%
Other Assets Less Liabilities	1.1%
Net Assets	100%
1	Includes 6.7% (as a percentage of net assets) in emerging market countries.

Nuveen NWQ International Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Sanofi	3.1%
Nippon Telegraph & Telephone Corp, ADR	2.9%
Toyota Motor Corp, Sponsored ADR	2.7%
Siemens AG	2.7%
Ageas	2.7%
Portfolio Composition (% of net assets)
Banks	11.8%
Insurance	9.4%
Pharmaceuticals	8.0%
Food & Staples Retailing	5.6%
Oil, Gas & Consumable Fuels	4.4%
Commercial Services & Supplies	3.9%
Capital Markets	3.8%
Automobiles	3.8%
Semiconductors & Semiconductor Equipment	3.7%
Professional Services	3.6%
Technology Hardware, Storage & Peripherals	3.5%
Diversified Telecommunication Services	2.9%
Industrial Conglomerates	2.7%
Energy Equipment & Services	2.6%
Wireless Telecommunication Services	2.5%
Tobacco	2.2%
Health Care Providers & Services	2.2%
Real Estate Management & Development	2.1%
Electrical Equipment	2.0%
Other	18.8%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	23.7%
Germany	14.8%
United Kingdom	10.0%
Netherlands	9.2%
France	7.9%
South Korea	5.6%
Switzerland	4.9%
Denmark	4.5%
United States	4.3%
Belgium	4.2%
Other	10.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%
1	Includes 7.1% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of December 31, 2019 (continued)
Nuveen NWQ Multi-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.7%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.5%
Insurance	9.1%
Oil, Gas & Consumable Fuels	8.1%
Software	5.9%
Machinery	5.2%
Semiconductors & Semiconductor Equipment	5.1%
Pharmaceuticals	4.9%
Electric Utilities	4.5%
Specialty Retail	4.1%
Life Sciences Tools & Services	3.2%
Consumer Finance	3.2%
Chemicals	3.2%
Automobiles	2.8%
Airlines	2.6%
Equity Real Estate Investment Trust	2.6%
Other	19.7%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	4.2%
JPMorgan Chase & Co	3.4%
Bio-Rad Laboratories Inc, Class A	3.2%
FirstEnergy Corp	3.2%
Allergan PLC	2.9%

Nuveen NWQ Large-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.1%
Oil, Gas & Consumable Fuels	10.2%
Insurance	7.6%
Pharmaceuticals	7.1%
Semiconductors & Semiconductor Equipment	5.4%
Electric Utilities	4.8%
Software	4.2%
Machinery	3.8%
Consumer Finance	3.5%
Specialty Retail	3.3%
Automobiles	2.8%
Chemicals	2.8%
Airlines	2.6%
Beverages	2.5%
Interactive Media & Services	2.5%
Media	2.4%
Other	18.6%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Citigroup Inc	4.3%
JPMorgan Chase & Co	4.1%
FirstEnergy Corp	3.3%
Allergan PLC	3.0%
EQM Midstream Partners LP	3.0%

Holding Summaries    as of December 31, 2019 (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	95.6%
Repurchase Agreements	4.1%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	17.9%
Equity Real Estate Investment Trust	10.0%
Insurance	9.1%
Semiconductors & Semiconductor Equipment	6.7%
Oil, Gas & Consumable Fuels	5.2%
Electrical Equipment	4.9%
Construction & Engineering	4.3%
Metals & Mining	3.7%
Machinery	3.3%
Life Sciences Tools & Services	3.3%
Electronic Equipment, Instruments & Components	3.1%
Auto Components	2.8%
Road & Rail	2.6%
Other	18.7%
Repurchase Agreements	4.1%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Western Alliance Bancorp	3.9%
RPT Realty	3.6%
Ameris Bancorp	3.6%
Bio-Rad Laboratories Inc, Class A	3.3%
Axis Capital Holdings Ltd	3.3%

Nuveen NWQ Small-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	96.7%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	18.6%
Equity Real Estate Investment Trust	10.8%
Semiconductors & Semiconductor Equipment	8.0%
Electronic Equipment, Instruments & Components	6.7%
Machinery	5.4%
Electrical Equipment	4.9%
Oil, Gas & Consumable Fuels	4.9%
Insurance	2.9%
Food Products	2.9%
Trading Companies & Distributors	2.7%
Metals & Mining	2.7%
Road & Rail	2.7%
Household Durables	2.4%
Paper & Forest Products	2.4%
Other	18.7%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Western Alliance Bancorp	4.4%
RPT Realty	4.1%
Ameris Bancorp	3.9%
Mellanox Technologies Ltd	3.2%
Bank of NT Butterfield & Son Ltd	3.1%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2019.
The beginning of the period is July 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Global Equity Income Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,076.62	$1,072.46	$1,075.05	$1,077.94
Expenses Incurred During the Period	$ 5.79	$ 9.69	$ 7.09	$ 4.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.56	$1,015.79	$1,018.30	$1,020.81
Expenses Incurred During the Period	$ 5.63	$ 9.42	$ 6.90	$ 4.37
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ International Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,066.41	$1,062.60	$1,065.39	$1,067.87
Expenses Incurred During the Period	$ 5.97	$ 9.85	$ 7.27	$ 4.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,018.10	$1,020.61
Expenses Incurred During the Period	$ 5.84	$ 9.63	$ 7.10	$ 4.57
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen NWQ Multi-Cap Value Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,059.54	$1,055.56	$1,060.97
Expenses Incurred During the Period	$ 5.95	$ 9.82	$ 4.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,020.61
Expenses Incurred During the Period	$ 5.84	$ 9.63	$ 4.57
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.90%, and 0.90% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen NWQ Large-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,070.16	$1,068.29	$1,070.70	$1,072.51
Expenses Incurred During the Period	$ 5.20	$ 9.10	$ 6.51	$ 3.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.11	$1,016.34	$1,018.85	$1,021.37
Expenses Incurred During the Period	$ 5.08	$ 8.87	$ 6.34	$ 3.81
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,078.48	$1,074.77	$1,076.94	$1,080.93	$1,079.73
Expenses Incurred During the Period	$ 6.84	$ 10.74	$ 8.14	$ 4.76	$ 5.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.78	$1,017.29	$1,020.56	$1,019.81
Expenses Incurred During the Period	$ 6.65	$ 10.43	$ 7.91	$ 4.62	$ 5.38
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.91% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen NWQ Small-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,082.14	$1,078.17	$1,080.85	$1,084.39	$1,083.51
Expenses Incurred During the Period	$ 6.86	$ 10.81	$ 8.21	$ 4.77	$ 5.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.73	$1,017.24	$1,020.56	$1,019.76
Expenses Incurred During the Period	$ 6.65	$ 10.48	$ 7.96	$ 4.62	$ 5.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.07%, 1.57%, 0.91% and 1.07% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Global Equity Income Fund
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 95.3%
	Aerospace & Defense – 0.8%
14,500	Thales SA, (2)	$ 1,508,795
	Air Freight & Logistics – 3.1%
155,900	Deutsche Post AG, (2)	5,927,965
	Airlines – 2.9%
96,041	Delta Air Lines Inc.	5,616,478
	Banks – 12.9%
917,949	AIB Group PLC	3,198,134
88,398	Bank of America Corp	3,113,378
66,415	Bank of NT Butterfield & Son Ltd	2,458,683
84,350	Citigroup Inc	6,738,721
347,775	ING Groep NV, (2)	4,181,092
23,245	JPMorgan Chase & Co	3,240,353
1,920,280	Unicaja Banco SA,144A	2,085,051
	Total Banks	25,015,412
	Biotechnology – 1.7%
50,155	Gilead Sciences Inc.	3,259,072
	Capital Markets – 4.6%
70,530	AURELIUS Equity Opportunities SE & Co KGaA, (2)	3,083,893
573,700	Daiwa Securities Group Inc, (2)	2,896,273
18,835	Deutsche Boerse AG, (2)	2,953,566
	Total Capital Markets	8,933,732
	Chemicals – 1.7%
52,598	DuPont de Nemours Inc	3,376,792
	Diversified Telecommunication Services – 3.3%
111,620	Nippon Telegraph & Telephone Corp, (2)	2,821,049
244,141	Telefonica Brasil SA, (2)	3,528,714
	Total Diversified Telecommunication Services	6,349,763
	Electric Utilities – 1.5%
61,440	FirstEnergy Corp	2,985,984
	Electrical Equipment – 1.6%
32,330	Eaton Corp PLC	3,062,298

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	Entertainment – 2.7%
13,340	Nintendo Co Ltd, (2)	$ 5,335,467
	Equity Real Estate Investment Trust – 2.0%
125,947	MGM Growth Properties LLC	3,900,579
	Household Durables – 1.4%
130,400	Sekisui House Ltd, (2)	2,784,672
	Household Products – 1.1%
21,350	Henkel AG & Co KGaA, (2)	2,205,465
	Industrial Conglomerates – 1.5%
21,650	Siemens AG, (2)	2,827,307
	Insurance – 8.2%
72,687	Ageas, (2)	4,298,170
11,520	Allianz SE, (2)	2,822,720
65,735	CNA Financial Corp	2,945,585
131,590	Old Republic International Corp	2,943,668
15,053	RenaissanceRe Holdings Ltd	2,950,689
	Total Insurance	15,960,832
	Machinery – 1.5%
117,400	Komatsu Ltd, (2)	2,817,768
	Media – 1.4%
64,400	ViacomCBS Inc, Class B	2,702,868
	Multi-Utilities – 3.6%
312,838	National Grid PLC, (2)	3,909,587
112,614	Veolia Environnement SA, (2)	2,996,473
	Total Multi-Utilities	6,906,060
	Oil, Gas & Consumable Fuels – 9.1%
33,525	Chevron Corp	4,040,098
261,410	Enterprise Products Partners LP	7,361,305
152,644	Equitrans Midstream Corp	2,039,324
75,015	TOTAL SA, (2)	4,162,620
	Total Oil, Gas & Consumable Fuels	17,603,347
	Pharmaceuticals – 11.2%
60,132	AstraZeneca PLC, Sponsored ADR	2,998,182
37,605	Bayer AG, (2)	3,057,158
60,740	Bristol-Myers Squibb Co	3,898,901
259,875	GlaxoSmithKline PLC, (2)	6,106,289
6,900	Roche Holding AG, (2)	2,242,518

Shares	Description (1)	Value
	Pharmaceuticals (continued)
34,345	Sanofi SA, (2)	$ 3,449,180
	Total Pharmaceuticals	21,752,228
	Real Estate Management & Development – 0.8%
468,000	Great Eagle Holdings Ltd, (2)	1,576,881
	Semiconductors & Semiconductor Equipment – 3.5%
9,423	Broadcom Inc	2,977,856
82,850	Cypress Semiconductor Corp	1,932,891
85,689	Infineon Technologies AG, (2)	1,936,087
	Total Semiconductors & Semiconductor Equipment	6,846,834
	Software – 4.5%
30,365	Microsoft Corp	4,788,561
73,040	Oracle Corp	3,869,659
	Total Software	8,658,220
	Specialty Retail – 1.6%
1,072,300	Kingfisher PLC, (2)	3,086,860
	Technology Hardware, Storage & Peripherals – 1.7%
82,250	Samsung Electronics Co Ltd, (2)	3,220,239
	Tobacco – 1.2%
27,865	Philip Morris International Inc	2,371,033
	Trading Companies & Distributors – 2.0%
216,300	Mitsui & Co Ltd, (2)	3,844,845
	Wireless Telecommunication Services – 2.2%
185,230	SK Telecom Co Ltd, Sponsored ADR	4,280,665
	Total Common Stocks (cost $154,481,619)	184,718,461

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.1%
	Health Care Technology – 0.6%
18,450	Change Healthcare Inc.	6.000%	N/R	$ 1,106,815
	Multi-Utilities – 1.5%
59,520	CenterPoint Energy Inc.	7.000%	N/R	2,901,005
	Total Convertible Preferred Securities (cost $4,023,677)			4,007,820

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 1.5%
16,600	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Activision Blizzard (Cap 116.71% of Issue Price), 144A	10.000%	$55.7410	$65.0550	5/20/20	$978,810
5,954	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Broadcom Inc. (Cap 115.50% of Issue Price), 144A	10.000%	$280.9170	$324.4591	2/20/20	1,864,489
	Total Structured Notes (cost $2,597,881)					2,843,299
	Total Long-Term Investments (cost $161,103,177)					191,569,580
	Other Assets Less Liabilities – 1.1%					2,150,455
	Net Assets – 100%					$ 193,720,035
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ International Value Fund
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 1.8%
35,759	Thales SA, (2)	$ 3,720,896
	Air Freight & Logistics – 1.6%
86,766	Deutsche Post AG, (2)	3,299,204
	Automobiles – 3.8%
37,183	Hyundai Motor Co, (2)	2,303,000
40,008	Toyota Motor Corp, Sponsored ADR	5,622,724
	Total Automobiles	7,925,724
	Banks – 11.8%
582,719	Bank of Ireland Group PLC, (2)	3,185,784
154,918	Bank of Ireland Group PLC, (2)	852,607
455,974	ING Groep NV, (2)	5,481,904
287,285	Oversea-Chinese Banking Corp Ltd, (2)	2,350,152
1,564,024	Royal Bank of Scotland Group PLC, (2)	5,017,299
102,700	Sumitomo Mitsui Trust Holdings Inc, (2)	4,059,828
3,223,820	Unicaja Banco SA,144A	3,500,441
	Total Banks	24,448,015
	Capital Markets – 3.8%
91,677	AURELIUS Equity Opportunities SE & Co KGaA, (2)	4,008,536
311,999	UBS Group AG	3,924,948
	Total Capital Markets	7,933,484
	Commercial Services & Supplies – 3.9%
130,000	Dai Nippon Printing Co Ltd, (2)	3,516,181
192,627	ISS A/S	4,622,053
	Total Commercial Services & Supplies	8,138,234
	Diversified Financial Services – 1.6%
30,988	Groupe Bruxelles Lambert SA, (2)	3,269,881
	Diversified Telecommunication Services – 2.9%
118,026	Nippon Telegraph & Telephone Corp, ADR, (2)	5,960,313
	Electrical Equipment – 2.0%
109,331	Mabuchi Motor Co Ltd, (2)	4,127,852
	Electronic Equipment, Instruments & Components – 1.6%
263,093	Flex Ltd, (3)	3,320,234

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	Energy Equipment & Services – 2.6%
471,129	Tenaris SA, (2)	$ 5,337,855
	Food & Staples Retailing – 5.6%
186,360	Carrefour SA, (2)	3,134,323
100,900	Seven & i Holdings Co Ltd, (2)	3,698,530
1,386,425	Tesco PLC, (2)	4,685,606
	Total Food & Staples Retailing	11,518,459
	Health Care Providers & Services – 2.2%
61,531	Fresenius Medical Care AG & Co KGaA, (2)	4,530,394
	Household Durables – 1.6%
158,900	Sekisui House Ltd, (2)	3,393,285
	Household Products – 1.0%
19,005	Henkel AG & Co KGaA, (2)	1,963,225
	Industrial Conglomerates – 2.7%
42,847	Siemens AG, (2)	5,595,456
	Insurance – 9.4%
93,088	Ageas, (2)	5,504,533
15,366	Allianz SE, (2)	3,765,097
85,745	Axis Capital Holdings Ltd	5,096,683
153,900	MS&AD Insurance Group Holdings Inc, (2)	5,080,034
	Total Insurance	19,446,347
	Machinery – 1.4%
123,600	Komatsu Ltd, (2)	2,966,577
	Media – 1.5%
68,409	Publicis Groupe SA, (2)	3,101,759
	Multi-Utilities – 2.0%
328,213	National Grid PLC, (2)	4,101,732
	Oil, Gas & Consumable Fuels – 4.4%
140,604	Canadian Natural Resources Ltd	4,548,539
75,069	Royal Dutch Shell PLC, Sponsored ADR	4,501,888
	Total Oil, Gas & Consumable Fuels	9,050,427
	Pharmaceuticals – 8.0%
53,579	Bayer AG, (2)	4,355,790
145,420	GlaxoSmithKline PLC, (2)	3,416,937
7,267	Roche Holding AG, (2)	2,361,794
62,879	Sanofi SA, (2)	6,314,777
	Total Pharmaceuticals	16,449,298

Shares	Description (1)	Value
	Professional Services – 3.6%
59,003	Adecco Group AG, (2)	$3,730,300
50,128	Wolters Kluwer NV, (2)	3,660,120
	Total Professional Services	7,390,420
	Real Estate Management & Development – 2.1%
528,639	City Developments Ltd, (2)	4,302,503
	Semiconductors & Semiconductor Equipment – 3.7%
211,000	MediaTek Inc, (2)	3,126,403
55,700	Rohm Co Ltd, (2)	4,444,249
	Total Semiconductors & Semiconductor Equipment	7,570,652
	Software – 1.5%
22,896	SAP SE, (2)	3,081,759
	Specialty Retail – 1.7%
1,219,131	Kingfisher PLC, (2)	3,509,546
	Technology Hardware, Storage & Peripherals – 3.5%
63,400	FUJIFILM Holdings Corp, (2)	3,027,722
107,179	Samsung Electronics Co Ltd, (2)	4,196,255
	Total Technology Hardware, Storage & Peripherals	7,223,977
	Textiles, Apparel & Luxury Goods – 1.5%
112,500	Wacoal Holdings Corp, (2)	3,016,763
	Tobacco – 2.2%
376,197	Scandinavian Tobacco Group A/S,144A	4,588,216
	Wireless Telecommunication Services – 2.5%
221,074	SK Telecom Co Ltd, Sponsored ADR	5,109,020
	Total Long-Term Investments (cost $157,653,168)	205,391,507

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2%
	REPURCHASE AGREEMENTS – 0.2%
$ 472	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $471,775, collateralized by $435,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $484,115	0.650%	1/02/20	$ 471,758
	Total Short-Term Investments (cost $471,758)			471,758
	Total Investments (cost $158,124,926) – 99.7%			205,863,265
	Other Assets Less Liabilities – 0.3%			693,211
	Net Assets – 100%			$ 206,556,476

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Multi-Cap Value Fund
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Airlines – 2.6%
36,255	Delta Air Lines Inc.	$ 2,120,192
	Auto Components – 1.5%
28,255	BorgWarner Inc	1,225,702
	Automobiles – 2.8%
62,035	General Motors Co	2,270,481
	Banks – 15.5%
54,905	Bank of America Corp	1,933,754
33,550	Bank of NT Butterfield & Son Ltd	1,242,021
44,585	CIT Group Inc	2,034,414
42,500	Citigroup Inc	3,395,325
19,800	JPMorgan Chase & Co	2,760,120
19,860	Western Alliance Bancorp	1,132,020
	Total Banks	12,497,654
	Biotechnology – 1.9%
24,255	Gilead Sciences Inc.	1,576,090
	Capital Markets – 1.3%
40,943	B Riley Financial Inc	1,030,945
	Chemicals – 3.2%
29,027	DuPont de Nemours Inc	1,863,534
6,780	Innospec Inc	701,323
	Total Chemicals	2,564,857
	Communications Equipment – 1.8%
19,425	ViaSat Inc, (2)	1,421,813
	Construction & Engineering – 2.3%
46,670	Quanta Services Inc	1,899,936
	Consumer Finance – 3.2%
21,465	Discover Financial Services	1,820,661
20,840	Synchrony Financial	750,449
	Total Consumer Finance	2,571,110
	Electric Utilities – 4.5%
9,364	Entergy Corp	1,121,807

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	Electric Utilities (continued)
52,400	FirstEnergy Corp	$ 2,546,640
	Total Electric Utilities	3,668,447
	Entertainment – 2.2%
30,580	Activision Blizzard Inc	1,817,064
	Equity Real Estate Investment Trust – 2.6%
162,959	Colony Capital Inc	774,055
41,390	STAG Industrial Inc	1,306,682
	Total Equity Real Estate Investment Trust	2,080,737
	Health Care Equipment & Supplies – 1.9%
19,840	LivaNova PLC, (2)	1,496,531
	Health Care Technology – 1.4%
67,735	Change Healthcare Inc, (2)	1,110,177
	Insurance – 9.1%
6,650	Aon PLC	1,385,128
28,000	Loews Corp	1,469,720
67,468	Old Republic International Corp	1,509,259
9,099	RenaissanceRe Holdings Ltd	1,783,586
42,210	Unum Group	1,230,844
	Total Insurance	7,378,537
	IT Services – 1.5%
10,300	Fiserv Inc, (2)	1,190,989
	Life Sciences Tools & Services – 3.2%
6,974	Bio-Rad Laboratories Inc, Class A, (2)	2,580,589
	Machinery – 5.2%
10,385	Ingersoll-Rand PLC	1,380,374
12,225	Kennametal Inc	450,980
28,600	Terex Corp	851,708
69,385	Trinity Industries Inc	1,536,878
	Total Machinery	4,219,940
	Media – 2.4%
47,014	ViacomCBS Inc, Class B	1,973,178
	Oil, Gas & Consumable Fuels – 8.1%
14,646	Cheniere Energy Inc, (2)	894,431
10,500	Chevron Corp	1,265,355
55,210	EQM Midstream Partners LP	1,651,331
83,243	EQT Corp	907,349
10,818	Hess Corp	722,751

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
34,500	Suncor Energy Inc	$ 1,131,600
	Total Oil, Gas & Consumable Fuels	6,572,817
	Pharmaceuticals – 4.9%
12,295	Allergan PLC	2,350,435
34,100	GlaxoSmithKline PLC, Sponsored ADR	1,602,359
	Total Pharmaceuticals	3,952,794
	Semiconductors & Semiconductor Equipment – 5.1%
17,310	Mellanox Technologies Ltd, (2)	2,028,386
89,520	Rambus Inc, (2)	1,233,138
12,256	Teradyne Inc	835,736
	Total Semiconductors & Semiconductor Equipment	4,097,260
	Software – 5.9%
57,830	NortonLifeLock Inc	1,475,821
34,755	Oracle Corp	1,841,320
53,157	Teradata Corp, (2)	1,423,013
	Total Software	4,740,154
	Specialty Retail – 4.1%
9,805	Advance Auto Parts Inc	1,570,369
55,837	American Eagle Outfitters Inc	820,804
158,400	Kingfisher PLC, Sponsored ADR, (3)	907,632
	Total Specialty Retail	3,298,805
	Technology Hardware, Storage & Peripherals – 1.5%
20,725	Seagate Technology PLC	1,233,137
	Total Long-Term Investments (cost $75,117,270)	80,589,936

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.4%
	REPURCHASE AGREEMENTS – 0.4%
$ 333	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $333,444, collateralized by $305,000 U.S. Treasury Bonds, 3.000%, due 5/15/45, value $344,546	0.650%	1/02/20	$ 333,432
	Total Short-Term Investments (cost $333,432)			333,432
	Total Investments (cost $75,450,702) – 100.1%			80,923,368
	Other Assets Less Liabilities – (0.1)%			(104,485)
	Net Assets – 100%			$ 80,818,883

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Large-Cap Value Fund
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 2.0%
3,749	Raytheon Co	$ 823,805
	Airlines – 2.6%
18,388	Delta Air Lines Inc.	1,075,330
	Auto Components – 1.7%
15,989	BorgWarner Inc	693,603
	Automobiles – 2.8%
31,857	General Motors Co	1,165,966
	Banks – 15.1%
31,000	Bank of America Corp	1,091,820
24,568	CIT Group Inc	1,121,038
22,388	Citigroup Inc	1,788,577
38,000	First Horizon National Corp	629,280
12,409	JPMorgan Chase & Co	1,729,815
	Total Banks	6,360,530
	Beverages – 2.5%
18,918	Coca-Cola Co	1,047,111
	Biotechnology – 2.0%
12,850	Gilead Sciences Inc.	834,993
	Capital Markets – 1.7%
9,000	State Street Corp	711,900
	Chemicals – 2.8%
18,099	DuPont de Nemours Inc	1,161,956
	Communications Equipment – 1.8%
10,170	ViaSat Inc, (2)	744,393
	Consumer Finance – 3.5%
12,460	Discover Financial Services	1,056,857
11,509	Synchrony Financial	414,439
	Total Consumer Finance	1,471,296
	Electric Utilities – 4.8%
5,400	Entergy Corp	646,920

Nuveen NWQ Large-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	Electric Utilities (continued)
28,182	FirstEnergy Corp	$ 1,369,645
	Total Electric Utilities	2,016,565
	Entertainment – 2.2%
15,845	Activision Blizzard Inc	941,510
	Equity Real Estate Investment Trust – 1.0%
84,731	Colony Capital Inc	402,472
	Food Products – 1.4%
12,945	Archer-Daniels-Midland Co	600,001
	Insurance – 7.6%
19,732	American International Group Inc	1,012,844
3,941	Aon PLC	820,871
13,522	Loews Corp	709,770
22,959	Unum Group	669,484
	Total Insurance	3,212,969
	Interactive Media & Services – 2.5%
775	Alphabet Inc, Class A, (2)	1,038,027
	IT Services – 1.6%
5,694	Fiserv Inc, (2)	658,397
	Life Sciences Tools & Services – 1.6%
1,860	Bio-Rad Laboratories Inc, Class A, (2)	688,256
	Machinery – 3.8%
5,661	Ingersoll-Rand PLC	752,460
38,100	Trinity Industries Inc	843,915
	Total Machinery	1,596,375
	Media – 2.4%
24,450	ViacomCBS Inc, Class B	1,026,166
	Oil, Gas & Consumable Fuels – 10.2%
8,382	Cheniere Energy Inc, (2)	511,889
7,054	Chevron Corp	850,077
5,300	Concho Resources Inc	464,121
41,755	EQM Midstream Partners LP	1,248,892
6,455	Hess Corp	431,259
23,879	Suncor Energy Inc	783,231
	Total Oil, Gas & Consumable Fuels	4,289,469
	Pharmaceuticals – 7.1%
6,593	Allergan PLC	1,260,384
12,915	Bristol-Myers Squibb Co	829,014

Shares	Description (1)	Value
	Pharmaceuticals (continued)
19,398	GlaxoSmithKline PLC, Sponsored ADR	$ 911,512
	Total Pharmaceuticals	3,000,910
	Semiconductors & Semiconductor Equipment – 5.4%
2,220	Broadcom Inc	701,564
18,030	Cypress Semiconductor Corp	420,640
5,675	Mellanox Technologies Ltd, (2)	664,997
7,049	Teradyne Inc	480,671
	Total Semiconductors & Semiconductor Equipment	2,267,872
	Software – 4.2%
29,940	NortonLifeLock Inc	764,069
19,054	Oracle Corp	1,009,481
	Total Software	1,773,550
	Specialty Retail – 3.3%
5,270	Advance Auto Parts Inc	844,043
95,750	Kingfisher PLC, Sponsored ADR, (3)	548,648
	Total Specialty Retail	1,392,691
	Technology Hardware, Storage & Peripherals – 1.6%
11,105	Seagate Technology PLC	660,748
	Total Long-Term Investments (cost $29,316,946)	41,656,861

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.7%
	REPURCHASE AGREEMENTS – 0.7%
$ 317	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $316,577, collateralized by $290,000, U.S. Treasury Bonds, 3.000%, due 5/15/45, value $327,601	0.650%	1/02/20	$ 316,566
	Total Short-Term Investments (cost $316,566)			316,566
	Total Investments (cost $29,633,512) – 99.9%			41,973,427
	Other Assets Less Liabilities – 0.1%			26,573
	Net Assets – 100%			$ 42,000,000
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Small/Mid-Cap Value Fund
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 95.6%
	COMMON STOCKS – 95.6%
	Aerospace & Defense – 1.4%
12,690	Astronics Corp, (2)	$ 354,685
	Auto Components – 2.8%
16,700	BorgWarner Inc	724,446
	Banks – 17.9%
21,362	Ameris Bancorp	908,739
21,002	Bank of NT Butterfield & Son Ltd	777,494
9,060	CIT Group Inc	413,408
44,726	First Horizon National Corp	740,663
12,925	PacWest Bancorp	494,640
4,282	Texas Capital Bancshares Inc, (2)	243,089
17,705	Western Alliance Bancorp	1,009,185
	Total Banks	4,587,218
	Building Products – 0.9%
7,131	Apogee Enterprises Inc	231,757
	Chemicals – 2.5%
16,349	Huntsman Corp	394,992
2,459	Innospec Inc	254,359
	Total Chemicals	649,351
	Communications Equipment – 1.5%
5,195	ViaSat Inc, (2)	380,248
	Construction & Engineering – 4.3%
5,691	Jacobs Engineering Group Inc	511,223
14,565	Quanta Services Inc	592,941
	Total Construction & Engineering	1,104,164
	Electrical Equipment – 4.9%
8,975	EnerSys	671,599
22,488	nVent Electric PLC	575,243
	Total Electrical Equipment	1,246,842
	Electronic Equipment, Instruments & Components – 3.1%
3,026	Coherent Inc, (2)	503,375
4,389	Fabrinet, (2)	284,583
	Total Electronic Equipment, Instruments & Components	787,958

Shares	Description (1)	Value
	Equity Real Estate Investment Trust – 10.0%
36,446	Brandywine Realty Trust	$574,025
11,421	Healthcare Realty Trust Inc	381,119
6,582	PotlatchDeltic Corp	284,803
61,185	RPT Realty	920,222
12,632	STAG Industrial Inc	398,792
	Total Equity Real Estate Investment Trust	2,558,961
	Health Care Equipment & Supplies – 1.4%
4,910	LivaNova PLC, (2)	370,361
	Household Durables – 2.4%
27,870	Taylor Morrison Home Corp, (2)	609,238
	Insurance – 9.1%
14,019	Axis Capital Holdings Ltd	833,290
15,144	Old Republic International Corp	338,771
2,400	Reinsurance Group of America Inc	391,344
3,848	RenaissanceRe Holdings Ltd	754,285
	Total Insurance	2,317,690
	IT Services – 0.7%
1,150	Euronet Worldwide Inc, (2)	181,194
	Life Sciences Tools & Services – 3.3%
2,256	Bio-Rad Laboratories Inc, Class A, (2)	834,788
	Machinery – 3.3%
3,255	Albany International Corp, Class A	247,120
9,515	Federal Signal Corp	306,859
7,650	Kennametal Inc	282,208
	Total Machinery	836,187
	Metals & Mining – 3.7%
5,062	Materion Corp	300,936
5,328	Reliance Steel & Aluminum Co	638,081
	Total Metals & Mining	939,017
	Oil, Gas & Consumable Fuels – 5.2%
26,960	EQT Corp	293,864
31,993	Equitrans Midstream Corp	427,426
19,416	Parsley Energy Inc, Class A	367,157
8,845	PDC Energy Inc, (2)	231,474
	Total Oil, Gas & Consumable Fuels	1,319,921
	Paper & Forest Products – 0.4%
2,720	Boise Cascade Co	99,362

Nuveen NWQ Small/Mid-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	Road & Rail – 2.6%
18,910	Knight-Swift Transportation Holdings Inc	$ 677,734
	Semiconductors & Semiconductor Equipment – 6.7%
10,220	Cypress Semiconductor Corp	238,433
6,890	Mellanox Technologies Ltd, (2)	807,370
3,485	Qorvo Inc, (2)	405,061
3,980	Teradyne Inc	271,396
	Total Semiconductors & Semiconductor Equipment	1,722,260
	Software – 1.7%
16,605	Teradata Corp, (2)	444,516
	Specialty Retail – 2.5%
2,387	Advance Auto Parts Inc	382,302
17,510	American Eagle Outfitters Inc	257,397
	Total Specialty Retail	639,699
	Textiles, Apparel & Luxury Goods – 1.1%
1,638	Deckers Outdoor Corp, (2)	276,593
	Trading Companies & Distributors – 2.2%
20,020	BMC Stock Holdings Inc, (2)	574,374
	Total Long-Term Investments (cost $18,738,671)	24,468,564

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.1%
	REPURCHASE AGREEMENTS – 4.1%
$ 1,046	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $1,045,593, collateralized by $945,000, U.S. Treasury Bonds, 3.000%, due 5/15/45, value $1,067,528	0.650%	1/01/20	$ 1,045,555
	Total Short-Term Investments (cost $1,045,555)			1,045,555
	Total Investments (cost $19,784,226) – 99.7%			25,514,119
	Other Assets Less Liabilities – 0.3%			82,339
	Net Assets – 100%			$ 25,596,458
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen NWQ Small-Cap Value Fund
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.7%
	COMMON STOCKS – 96.7%
	Aerospace & Defense – 1.5%
242,578	Astronics Corp, (2)	$ 6,780,055
	Auto Components – 1.4%
226,404	Stoneridge Inc, (2)	6,638,165
	Banks – 18.6%
422,843	Ameris Bancorp	17,987,741
244,898	Banc of California Inc	4,207,348
387,205	Bank of NT Butterfield & Son Ltd	14,334,329
179,750	First Hawaiian Inc	5,185,788
644,563	First Horizon National Corp	10,673,963
219,920	PacWest Bancorp	8,416,338
80,939	Texas Capital Bancshares Inc, (2)	4,594,907
354,510	Western Alliance Bancorp	20,207,070
	Total Banks	85,607,484
	Building Products – 0.9%
132,242	Apogee Enterprises Inc	4,297,865
	Commercial Services & Supplies – 1.4%
177,119	HNI Corp	6,634,878
	Communications Equipment – 1.6%
98,565	ViaSat Inc, (2)	7,214,465
	Construction & Engineering – 2.4%
265,441	Quanta Services Inc	10,806,103
	Electrical Equipment – 4.9%
161,049	EnerSys	12,051,297
408,655	nVent Electric PLC	10,453,395
	Total Electrical Equipment	22,504,692
	Electronic Equipment, Instruments & Components – 6.7%
53,733	Coherent Inc, (2)	8,938,485
77,973	Fabrinet, (2)	5,055,769
160,801	Kimball Electronics Inc, (2)	2,822,058
220,261	Methode Electronics Inc	8,667,270
149,285	Vishay Precision Group Inc, (2)	5,075,690
	Total Electronic Equipment, Instruments & Components	30,559,272

Nuveen NWQ Small-Cap Value Fund (continued)
Portfolio of Investments    December 31, 2019
(Unaudited)
Shares	Description (1)	Value
	Equity Real Estate Investment Trust – 10.8%
741,508	Brandywine Realty Trust	$11,678,751
207,608	Healthcare Realty Trust Inc	6,927,879
117,116	PotlatchDeltic Corp	5,067,609
1,250,903	RPT Realty	18,813,581
224,254	STAG Industrial Inc	7,079,699
	Total Equity Real Estate Investment Trust	49,567,519
	Food Products – 2.9%
1,163,399	Landec Corp, (2)	13,158,043
	Health Care Equipment & Supplies – 1.5%
92,865	LivaNova PLC, (2)	7,004,807
	Household Durables – 2.4%
496,325	Taylor Morrison Home Corp, (2)	10,849,665
	Insurance – 2.9%
68,556	RenaissanceRe Holdings Ltd	13,438,347
	Interactive Media & Services – 0.5%
197,930	Cars.com Inc, (2)	2,418,705
	IT Services – 0.7%
20,186	Euronet Worldwide Inc, (2)	3,180,506
	Machinery – 5.4%
71,342	Alamo Group Inc	8,956,988
67,132	Albany International Corp, Class A	5,096,661
163,940	Federal Signal Corp	5,287,065
149,105	Kennametal Inc	5,500,484
	Total Machinery	24,841,198
	Metals & Mining – 2.7%
61,170	Kaiser Aluminum Corp	6,783,141
92,552	Materion Corp	5,502,217
	Total Metals & Mining	12,285,358
	Oil, Gas & Consumable Fuels – 4.9%
622,728	Equitrans Midstream Corp	8,319,646
203,189	PDC Energy Inc, (2)	5,317,456
640,200	WPX Energy Inc, (2)	8,796,348
	Total Oil, Gas & Consumable Fuels	22,433,450
	Paper & Forest Products – 2.4%
49,128	Boise Cascade Co	1,794,646
128,143	Neenah Inc	9,025,111
	Total Paper & Forest Products	10,819,757

Shares	Description (1)	Value
	Professional Services – 0.9%
325,276	GP Strategies Corp, (2)	$ 4,303,401
	Road & Rail – 2.7%
341,732	Knight-Swift Transportation Holdings Inc	12,247,675
	Semiconductors & Semiconductor Equipment – 8.0%
647,593	Adesto Technologies Corp, (2)	5,504,540
144,124	Entegris Inc	7,219,171
125,576	Mellanox Technologies Ltd, (2)	14,714,996
674,353	Rambus Inc, (2)	9,289,213
	Total Semiconductors & Semiconductor Equipment	36,727,920
	Software – 1.8%
314,678	Teradata Corp, (2)	8,423,930
	Specialty Retail – 1.1%
329,940	American Eagle Outfitters Inc	4,850,118
	Textiles, Apparel & Luxury Goods – 1.2%
32,198	Deckers Outdoor Corp, (2)	5,436,954
	Thrifts & Mortgage Finance – 1.8%
245,903	HomeStreet Inc	8,360,702
	Trading Companies & Distributors – 2.7%
439,794	BMC Stock Holdings Inc, (2)	12,617,690
	Total Long-Term Investments (cost $341,683,244)	444,008,724

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.3%
	REPURCHASE AGREEMENTS – 3.3%
$ 15,413	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/19, repurchase price $15,413,731, collateralized by $13,920,000, U.S. Treasury Bonds, 3.000%, due 5/15/45, value $15,724,853	0.650%	1/01/20	$ 15,413,174
	Total Short-Term Investments (cost $15,413,174)			15,413,174
	Total Investments (cost $357,096,418) – 100.0%			459,421,898
	Other Assets Less Liabilities – (0.0)%			(54,061)
	Net Assets – 100%			$ 459,367,837
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
December 31, 2019
(Unaudited)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $161,103,177, $157,653,168, $75,117,270, $29,316,946, $18,738,671 and $341,683,244, respectively)	$191,569,580	$205,391,507	$80,589,936	$41,656,861	$24,468,564	$444,008,724
Short-term investments, at value (cost approximates value)	—	471,758	333,432	316,566	1,045,555	15,413,174
Cash	1,589,945	—	—	—	—	—
Cash denominated in foreign currencies (cost $21,188, $—, $—, $—, $—and $—, respectively)	21,393	—	—	—	—	—
Receivable for:
Dividends	327,768	238,509	68,571	38,868	34,870	511,795
Interest	—	9	6	6	19	278
Investments sold	153,819	—	—	—	—	261,879
Reclaims	420,528	563,031	5,441	18,827	—	—
Shares sold	127,586	398,552	54,186	133,710	190,022	677,334
Other assets	248,071	150,548	103,820	68,467	36,454	71,782
Total assets	194,458,690	207,213,914	81,155,392	42,233,305	25,775,484	460,944,966
Liabilities
Payable for:
Dividends	—	—	468	—	—	—
Shares redeemed	204,309	152,022	153,683	141,486	135,383	779,165
Accrued expenses:
Custodian fees	27,647	33,210	9,953	9,017	9,561	23,456
Management fees	95,916	81,099	39,872	11,019	9,508	314,031
Professional fees	36,428	33,154	11,873	10,574	8,860	45,208
Shareholder reporting expenses	30,572	66,850	13,067	9,909	6,076	77,656
Shareholder servicing agent fees	74,328	169,307	21,088	11,500	7,117	278,618
Trustees fees	224,769	113,415	75,382	36,134	308	35,007
12b-1 distribution and service fees	43,557	7,068	10,612	3,308	1,943	21,270
Other	1,129	1,313	511	358	270	2,718
Total liabilities	738,655	657,438	336,509	233,305	179,026	1,577,129
Net assets	$193,720,035	$206,556,476	$80,818,883	$42,000,000	$25,596,458	$459,367,837

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$ 107,123,646	$ 23,269,542	$40,441,462	$ 4,614,142	$ 3,481,278	$ 45,656,219
Shares outstanding	3,776,304	960,687	1,185,652	956,382	137,972	1,043,597
Net asset value ("NAV") per share	$ 28.37	$ 24.22	$ 34.11	$ 4.82	$ 25.23	$ 43.75
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 30.10	$ 25.70	$ 36.19	$ 5.11	$ 26.77	$ 46.42
Class C Shares
Net assets	$ 24,389,890	$ 1,853,198	$ 2,562,888	$ 2,721,505	$ 1,186,066	$ 12,015,635
Shares outstanding	861,752	80,079	80,199	679,297	54,294	314,415
NAV and offering price per share	$ 28.30	$ 23.14	$ 31.96	$ 4.01	$ 21.85	$ 38.22
Class R3 Shares
Net assets	$ 911,017	$ 1,161,577	$ —	$ 84,033	$ 387,713	$ 3,367,082
Shares outstanding	32,176	47,554	—	17,694	16,093	78,821
NAV and offering price per share	$ 28.31	$ 24.43	$ —	$ 4.75	$ 24.09	$ 42.72
Class R6 Shares
Net assets	$ —	$ —	$ —	$ —	$10,486,996	$ 20,562,931
Shares outstanding	—	—	—	—	404,607	449,021
NAV and offering price per share	$ —	$ —	$ —	$ —	$ 25.92	$ 45.79
Class I Shares
Net assets	$ 61,295,482	$ 180,272,159	$37,814,533	$34,580,320	$10,054,405	$377,765,970
Shares outstanding	2,160,261	7,416,482	1,100,312	7,138,158	390,250	8,342,385
NAV and offering price per share	$ 28.37	$ 24.31	$ 34.37	$ 4.84	$ 25.76	$ 45.28
Fund level net assets consist of:
Capital paid-in	$ 405,849,272	$ 382,631,305	$81,822,211	$29,122,039	$20,289,211	$381,949,086
Total distributable earnings	(212,129,237)	(176,074,829)	(1,003,328)	12,877,961	5,307,247	77,418,751
Fund level net assets	$ 193,720,035	$ 206,556,476	$80,818,883	$42,000,000	$25,596,458	$459,367,837
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended December 31, 2019
(Unaudited)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income
Dividends	$ 3,073,521	$ 2,722,503	$ 1,103,670	$ 566,444	$ 275,101	$ 4,692,945
Interest	—	4,437	4,212	3,477	7,725	88,126
Foreign tax withheld on dividend income	(133,917)	(239,412)	(5,774)	(2,495)	—	—
Total investment income	2,939,604	2,487,528	1,102,108	567,426	282,826	4,781,071
Expenses
Management fees	680,004	769,523	285,848	142,074	99,371	1,972,334
12b-1 service fees - Class A Shares	127,962	28,419	50,325	5,562	4,023	65,108
12b-1 distibution and service fees - Class C Shares	148,638	11,703	13,078	13,828	6,329	62,237
12b-1 distibution and service fees - Class R3 Shares(1)	2,401	3,070	—	199	1,084	9,948
Shareholder servicing agent fees	120,333	269,272	40,656	21,851	13,288	436,037
Custodian fees	43,775	51,445	18,829	16,145	16,845	35,025
Professional fees	46,810	33,234	11,326	9,837	8,862	31,879
Trustees fees	2,423	2,942	1,029	562	331	6,133
Shareholder reporting expenses	22,566	54,767	12,814	8,085	6,418	104,352
Federal and state registration fees	35,707	35,570	34,355	34,458	40,808	62,219
Other	3,420	3,940	2,616	2,346	2,220	5,696
Total expenses before fee waiver/expense reimbursement	1,234,039	1,263,885	470,876	254,947	199,579	2,790,968
Fee waiver/expense reimbursement	(125,511)	(236,297)	(44,683)	(73,793)	(56,445)	—
Net expenses	1,108,528	1,027,588	426,193	181,154	143,134	2,790,968
Net investment income (loss)	1,831,076	1,459,940	675,915	386,272	139,692	1,990,103
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,555,647	(3,377,824)	(5,245,544)	2,200,928	321,824	(6,516,738)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	10,510,836	14,181,180	9,153,977	331,854	1,565,155	41,487,856
Net realized and unrealized gain (loss)	12,066,483	10,803,356	3,908,433	2,532,782	1,886,979	34,971,118
Net increase (decrease) in net assets from operations	$13,897,559	$12,263,296	$ 4,584,348	$2,919,054	$2,026,671	$36,961,221

(1)	Effective during the current fiscal period, Class R3 Shares of NWQ Multi-Cap Value are no long being offered for sale.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	NWQ Global Equity Income		NWQ International Value
	Six Months Ended 12/31/19	Year Ended 6/30/19	Six Months Ended 12/31/19	Year Ended 6/30/19
Operations
Net investment income (loss)	$ 1,831,076	$ 5,763,823	$ 1,459,940	$ 6,265,080
Net realized gain (loss) from:
Investments and foreign currency	1,555,647	890,300	(3,377,824)	3,390,111
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	10,510,836	(4,354,036)	14,181,180	(26,303,295)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	13,897,559	2,300,087	12,263,296	(16,648,104)
Distributions to Shareholders
Dividends:
Class A Shares	(929,660)	(5,609,547)	(665,986)	(275,820)
Class C Shares	(180,583)	(1,894,160)	(41,146)	(14,488)
Class R3 Shares	(7,436)	(51,570)	(30,895)	(11,347)
Class R6 Shares	—	—	—	—
Class I Shares	(637,485)	(3,687,239)	(5,574,857)	(3,137,363)
Decrease in net assets from distributions to shareholders	(1,755,164)	(11,242,516)	(6,312,884)	(3,439,018)
Fund Share Transactions
Proceeds from sale of shares	15,501,744	32,766,377	10,994,075	70,260,677
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,653,102	10,498,300	6,185,314	3,373,855
	17,154,846	43,264,677	17,179,389	73,634,532
Cost of shares redeemed	(40,872,223)	(99,385,388)	(62,265,414)	(97,010,058)
Net increase (decrease) in net assets from Fund share transactions	(23,717,377)	(56,120,711)	(45,086,025)	(23,375,526)
Net increase (decrease) in net assets	(11,574,982)	(65,063,140)	(39,135,613)	(43,462,648)
Net assets at the beginning of period	205,295,017	270,358,157	245,692,089	289,154,737
Net assets at the end of period	$193,720,035	$205,295,017	$206,556,476	$245,692,089

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Six Months Ended 12/31/19	Year Ended 6/30/19	Six Months Ended 12/31/19	Year Ended 6/30/19
Operations
Net investment income (loss)	$ 675,915	$ 772,970	$ 386,272	$ 757,382
Net realized gain (loss) from:
Investments and foreign currency	(5,245,544)	(1,099,231)	2,200,928	5,220,211
Options written	—	—	—	27,478
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,153,977	1,990,588	331,854	(5,737,876)
Options written	—	—	—	(17,704)
Net increase (decrease) in net assets from operations	4,584,348	1,664,327	2,919,054	249,491
Distributions to Shareholders
Dividends:
Class A Shares	(442,450)	—	(593,470)	(917,058)
Class C Shares	(10,284)	—	(380,680)	(862,566)
Class R3 Shares(1)	—	—	(10,557)	(16,678)
Class R6 Shares	—	—	—	—
Class I Shares	(502,661)	—	(4,510,985)	(9,629,934)
Decrease in net assets from distributions to shareholders	(955,395)	—	(5,495,692)	(11,426,236)
Fund Share Transactions
Proceeds from sale of shares	2,125,885	25,327,908	3,133,711	6,221,179
Proceeds from shares issued to shareholders due to reinvestment of distributions	878,183	—	5,423,752	11,206,326
	3,004,068	25,327,908	8,557,463	17,427,505
Cost of shares redeemed	(9,484,202)	(34,538,655)	(9,873,989)	(29,636,097)
Net increase (decrease) in net assets from Fund share transactions	(6,480,134)	(9,210,747)	(1,316,526)	(12,208,592)
Net increase (decrease) in net assets	(2,851,181)	(7,546,420)	(3,893,164)	(23,385,337)
Net assets at the beginning of period	83,670,064	91,216,484	45,893,164	69,278,501
Net assets at the end of period	$80,818,883	$ 83,670,064	$42,000,000	$ 45,893,164

(1)	Effective during the current fiscal period, Class R3 Shares of NWQ Multi-Cap Value are no long being offered for sale.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Six Months Ended 12/31/19	Year Ended 6/30/19	Six Months Ended 12/31/19	Year Ended 6/30/19
Operations
Net investment income (loss)	$ 139,692	$ 136,243	$ 1,990,103	$ 1,752,535
Net realized gain (loss) from:
Investments and foreign currency	321,824	1,122,131	(6,516,738)	31,906,568
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,565,155	(4,643,343)	41,487,856	(125,674,550)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	2,026,671	(3,384,969)	36,961,221	(92,015,447)
Distributions to Shareholders
Dividends:
Class A Shares	(11,173)	(1,011,062)	(2,691,806)	(7,957,889)
Class C Shares	—	(640,504)	(819,126)	(1,945,422)
Class R3 Shares	(362)	(156,343)	(208,715)	(1,447,253)
Class R6 Shares	(74,182)	(2,221,475)	(1,295,452)	(1,030,068)
Class I Shares	(54,788)	(3,821,582)	(23,595,162)	(57,417,784)
Decrease in net assets from distributions to shareholders	(140,505)	(7,850,966)	(28,610,261)	(69,798,416)
Fund Share Transactions
Proceeds from sale of shares	6,760,835	9,605,484	61,182,228	217,262,618
Proceeds from shares issued to shareholders due to reinvestment of distributions	137,529	7,556,283	27,180,359	65,990,125
	6,898,364	17,161,767	88,362,587	283,252,743
Cost of shares redeemed	(6,804,764)	(20,932,739)	(189,656,476)	(334,510,677)
Net increase (decrease) in net assets from Fund share transactions	93,600	(3,770,972)	(101,293,889)	(51,257,934)
Net increase (decrease) in net assets	1,979,766	(15,006,907)	(92,942,929)	(213,071,797)
Net assets at the beginning of period	23,616,692	38,623,599	552,310,766	765,382,563
Net assets at the end of period	$25,596,458	$ 23,616,692	$ 459,367,837	$ 552,310,766
See accompanying notes to financial statements.

Financial Highlights
(Unaudited)
NWQ Global Equity Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/09)
2020(e)	$26.59	$0.25	$ 1.78	$ 2.03	$(0.25)	$ —	$(0.25)	$28.37
2019	27.45	0.69	(0.20)	0.49	(0.72)	(0.63)	(1.35)	26.59
2018	27.34	0.83	0.12	0.95	(0.60)	(0.24)	(0.84)	27.45
2017	24.47	0.94	2.87	3.81	(0.94)	—*	(0.94)	27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
Class C (09/09)
2020(e)	26.54	0.17	1.74	1.91	(0.15)	—	(0.15)	28.30
2019	27.39	0.46	(0.16)	0.30	(0.52)	(0.63)	(1.15)	26.54
2018	27.28	0.62	0.11	0.73	(0.38)	(0.24)	(0.62)	27.39
2017	24.42	1.18	2.42	3.60	(0.74)	—*	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
Class R3 (09/09)
2020(e)	26.55	0.23	1.75	1.98	(0.22)	—	(0.22)	28.31
2019	27.40	0.62	(0.19)	0.43	(0.65)	(0.63)	(1.28)	26.55
2018	27.30	0.75	0.11	0.86	(0.52)	(0.24)	(0.76)	27.40
2017	24.46	1.05	2.69	3.74	(0.90)	—*	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
Class I (09/09)
2020(e)	26.60	0.29	1.77	2.06	(0.29)	—	(0.29)	28.37
2019	27.46	0.74	(0.18)	0.56	(0.79)	(0.63)	(1.42)	26.60
2018	27.35	0.90	0.12	1.02	(0.67)	(0.24)	(0.91)	27.46
2017	24.48	0.94	2.93	3.87	(1.00)	—*	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.66%	$107,124	1.24%**	1.77%**	1.11%**	1.90%**	22%
2.23	103,494	1.19	2.52	1.11	2.60	30
3.42	118,895	1.18	2.85	1.11	2.92	31
15.75	152,606	1.33	3.36	1.11	3.58	86
(4.88)	1,599	3.83	0.36	1.20	2.98	51
1.27	918	6.33	(2.72)	1.21	2.40	27

7.25	24,390	1.98**	1.18**	1.86**	1.31**	22
1.45	37,564	1.94	1.68	1.86	1.76	30
2.65	67,535	1.93	2.10	1.86	2.16	31
14.87	81,440	2.03	4.24	1.86	4.41	86
(5.57)	382	4.78	(0.81)	1.96	2.01	51
0.51	413	6.83	(3.46)	1.96	1.40	27

7.51	911	1.49**	1.57**	1.36**	1.70**	22
1.97	1,069	1.44	2.27	1.36	2.35	30
3.13	1,225	1.43	2.56	1.36	2.63	31
15.48	1,926	1.55	3.77	1.36	3.96	86
(5.09)	306	4.27	(0.30)	1.46	2.52	51
0.98	331	6.31	(3.01)	1.46	1.84	27

7.79	61,295	0.99**	2.04**	0.86**	2.17**	22
2.45	63,168	0.94	2.73	0.86	2.81	30
3.69	82,677	0.92	3.08	0.86	3.15	31
16.03	91,922	1.07	3.41	0.86	3.62	86
(4.64)	49,542	1.37	4.68	0.94	5.12	51
1.53	1,059	5.88	(2.40)	0.96	2.51	27
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ International Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/99)
2020(e)	$23.39	$0.14	$ 1.40	$ 1.54	$(0.71)	$ —	$(0.71)	$24.22
2019	25.16	0.50	(2.01)	(1.51)	(0.26)	—	(0.26)	23.39
2018	24.91	0.38	0.62	1.00	(0.75)	—	(0.75)	25.16
2017(f)	22.22	0.40	2.71	3.11	(0.42)	—	(0.42)	24.91
2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	22.22
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	24.59
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	25.67
Class C (12/99)
2020(e)	22.28	0.06	1.31	1.37	(0.51)	—	(0.51)	23.14
2019	23.94	0.25	(1.84)	(1.59)	(0.07)	—	(0.07)	22.28
2018	23.70	0.17	0.61	0.78	(0.54)	—	(0.54)	23.94
2017(f)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	23.70
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	21.13
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	23.39
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	24.40
Class R3 (08/08)
2020(e)	23.56	0.11	1.42	1.53	(0.66)	—	(0.66)	24.43
2019	25.34	0.46	(2.04)	(1.58)	(0.20)	—	(0.20)	23.56
2018	25.08	0.34	0.62	0.96	(0.70)	—	(0.70)	25.34
2017(f)	22.37	0.36	2.72	3.08	(0.37)	—	(0.37)	25.08
2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	22.37
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	24.76
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	25.84
Class I (12/99)
2020(e)	23.50	0.18	1.40	1.58	(0.77)	—	(0.77)	24.31
2019	25.29	0.58	(2.04)	(1.46)	(0.33)	—	(0.33)	23.50
2018	25.03	0.46	0.62	1.08	(0.82)	—	(0.82)	25.29
2017(f)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	25.03
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	22.33
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	24.72
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	25.82

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate (d)

6.64%	$ 23,270	1.37%*	0.84%*	1.15%*	1.06%*	9%
(5.90)	23,088	1.32	1.95	1.15	2.11	14
3.92	26,710	1.27	1.34	1.15	1.46	17
14.24	28,490	1.27*	1.78*	1.15*	1.90*	23
(8.38)	30,998	1.34	2.10	1.33	2.11	20
(0.20)	37,581	1.35	0.81	N/A	N/A	30
15.35	151,078	1.42	2.01	N/A	N/A	24

6.26	1,853	2.11*	0.23*	1.90*	0.44*	9
(6.68)	3,055	2.07	0.97	1.90	1.14	14
3.20	9,986	2.02	0.56	1.90	0.68	17
13.47	11,688	2.02*	0.95*	1.90*	1.06*	23
(9.11)	16,182	2.09	1.32	2.08	1.33	20
(0.95)	22,173	2.11	0.12	N/A	N/A	30
14.49	27,876	2.16	1.23	N/A	N/A	24

6.54	1,162	1.62*	0.57*	1.40*	0.79*	9
(6.17)	1,248	1.57	1.78	1.40	1.95	14
3.71	1,391	1.52	1.20	1.40	1.31	17
13.97	1,095	1.51*	1.59*	1.40*	1.70*	23
(8.63)	1,398	1.59	1.85	1.58	1.86	20
(0.44)	1,352	1.61	0.59	N/A	N/A	30
15.04	1,888	1.67	1.71	N/A	N/A	24

6.79	180,272	1.11*	1.16*	0.90*	1.38*	9
(5.67)	218,300	1.07	2.31	0.90	2.48	14
4.20	251,067	1.02	1.65	0.90	1.76	17
14.51	255,113	1.02*	2.25*	0.90*	2.36*	23
(8.17)	179,707	1.09	2.37	1.08	2.38	20
0.02	224,970	1.11	1.12	N/A	N/A	30
15.63	177,508	1.16	2.27	N/A	N/A	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2019.
(f)	For the eleven months ended June 30, 2017. Periods prior to 2017 are for the fiscal year ended July 31.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Multi-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2020(e)	$32.55	$ 0.26	$ 1.68	$ 1.94	$(0.38)	$ —	$(0.38)	$34.11
2019	31.84	0.26	0.45	0.71	—	—	—	32.55
2018(f)	29.15	(0.18)	3.42	3.24	(0.55)	—	(0.55)	31.84
2017	23.86	0.46	5.04	5.50	(0.21)	—	(0.21)	29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
Class C (12/02)
2020(e)	30.40	0.13	1.56	1.69	(0.13)	—	(0.13)	31.96
2019	29.97	(0.02)	0.45	0.43	—	—	—	30.40
2018(f)	27.46	(0.37)	3.19	2.82	(0.31)	—	(0.31)	29.97
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
Class I (11/97)
2020(e)	32.83	0.30	1.70	2.00	(0.46)	—	(0.46)	34.37
2019	32.03	0.34	0.46	0.80	—	—	—	32.83
2018(f)	29.33	(0.11)	3.43	3.32	(0.62)	—	(0.62)	32.03
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.95%	$40,441	1.26%*	1.47%*	1.15%*	1.58%*	25%
2.23	42,199	1.26	0.73	1.15	0.84	23
11.14	30,003	1.24	(0.67)	1.15	(0.58)	118
23.08	30,955	1.25	1.64	1.15	1.74	46
(6.58)	26,863	1.34	0.78	1.34	0.78	28
(3.87)	33,973	1.30	0.61	N/A	N/A	42

5.56	2,563	2.01*	0.74*	1.90*	0.85*	25
1.43	2,672	2.01	(0.17)	1.90	(0.06)	23
10.29	21,143	1.99	(1.39)	1.90	(1.29)	118
22.17	23,652	2.00	0.70	1.90	0.80	46
(7.25)	26,462	2.09	0.03	2.09	0.03	28
(4.60)	35,688	2.06	(0.13)	N/A	N/A	42

6.10	37,815	1.01*	1.72*	0.90*	1.83*	25
2.50	38,712	1.01	0.97	0.90	1.08	23
11.37	40,008	0.99	(0.44)	0.90	(0.35)	118
23.45	40,694	1.00	1.74	0.90	1.84	46
(6.37)	43,271	1.09	1.02	1.09	1.02	28
(3.64)	49,665	1.05	0.86	N/A	N/A	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2019.
(f)	Per share Net investment income (loss) and Net Investment Income (Loss)to Average Net Assets ratios include a change in estimated return of capital recorded by the Fund during the fiscal year ended June 30, 2018. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the issuers of certain securities. If such change in estimate were excluded, per share Net Investment Income (Loss) and the ratios of Net Investment Income (Loss) to Average Net Assets for each share class would have been as follows:

	Per Share Net Investment Income (Loss)(a)	Ratios of Net Investment Income (Loss) to Average Net Assets Before Reimbursement	Ratios of Net Investment Income (Loss) to Average Net Assets After Reimbursement
Class A	$ 0.21	0.60%	0.69%
Class C	(0.01)	(0.12)	(0.03)
Class I	0.28	0.83	0.92

*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Large-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2020(e)	$ 5.15	$0.04	$ 0.32	$ 0.36	$(0.09)	$ (0.60)	$ (0.69)	$ 4.82
2019	6.72	0.07	(0.19)	(0.12)	(0.03)	(1.42)	(1.45)	5.15
2018	7.88	0.06	0.61	0.67	(0.17)	(1.66)	(1.83)	6.72
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
Class C (12/06)
2020(e)	4.36	0.02	0.27	0.29	(0.04)	(0.60)	(0.64)	4.01
2019	5.95	0.02	(0.19)	(0.17)	—	(1.42)	(1.42)	4.36
2018	7.16	0.01	0.54	0.55	(0.10)	(1.66)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
Class R3 (09/09)
2020(e)	5.07	0.04	0.31	0.35	(0.07)	(0.60)	(0.67)	4.75
2019	6.64	0.06	(0.20)	(0.14)	(0.01)	(1.42)	(1.43)	5.07
2018	7.80	0.04	0.61	0.65	(0.15)	(1.66)	(1.81)	6.64
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
Class I (12/06)
2020(e)	5.17	0.05	0.32	0.37	(0.10)	(0.60)	(0.70)	4.84
2019	6.75	0.08	(0.19)	(0.11)	(0.05)	(1.42)	(1.47)	5.17
2018	7.91	0.08	0.61	0.69	(0.19)	(1.66)	(1.85)	6.75
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.02%	$ 4,614	1.34%*	1.29%*	1.00%*	1.64%*	30%
1.96	4,395	1.27	0.99	1.00	1.26	35
8.71	4,556	1.19	0.64	1.00	0.83	48
19.64	6,473	1.18	0.88	1.18	0.88	46
(5.68)	10,249	1.19	1.17	N/A	N/A	32
0.68	15,522	1.17	0.86	N/A	N/A	26

6.83	2,722	2.09*	0.55*	1.75*	0.89*	30
1.21	2,882	2.02	0.22	1.75	0.48	35
7.86	4,275	1.94	(0.11)	1.75	0.08	48
18.62	5,652	1.93	0.13	1.93	0.13	46
(6.31)	6,009	1.94	0.42	N/A	N/A	32
(0.04)	8,219	1.92	0.20	N/A	N/A	26

7.07	84	1.59*	1.04*	1.25*	1.39*	30
1.65	79	1.52	0.75	1.25	1.01	35
8.50	77	1.44	0.38	1.25	0.57	48
19.22	75	1.43	0.64	1.42	0.65	46
(5.85)	62	1.44	0.93	N/A	N/A	32
0.40	66	1.42	0.75	N/A	N/A	26

7.25	34,580	1.09*	1.53*	0.75*	1.88*	30
2.13	38,538	1.02	1.20	0.75	1.46	35
8.96	60,371	0.94	0.89	0.75	1.08	48
19.85	74,352	0.93	1.12	0.93	1.12	46
(5.37)	93,548	0.94	1.40	N/A	N/A	32
0.96	169,058	0.92	1.11	N/A	N/A	26

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2019.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Small/Mid-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2020(e)	$23.47	$ 0.10	$ 1.74	$ 1.84	$(0.08)	$ —	$(0.08)	$25.23
2019	36.02	0.08	(3.94)	(3.86)	—	(8.69)	(8.69)	23.47
2018	33.23	(0.08)	4.61	4.53	(0.01)	(1.73)	(1.74)	36.02
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
Class C (12/06)
2020(e)	20.33	0.01	1.51	1.52	—	—	—	21.85
2019	32.87	(0.12)	(3.73)	(3.85)	—	(8.69)	(8.69)	20.33
2018	30.68	(0.32)	4.24	3.92	—	(1.73)	(1.73)	32.87
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
Class R3 (09/09)
2020(e)	22.39	0.07	1.65	1.72	(0.02)	—	(0.02)	24.09
2019	34.94	0.01	(3.87)	(3.86)	—	(8.69)	(8.69)	22.39
2018	32.35	(0.17)	4.49	4.32	—	(1.73)	(1.73)	34.94
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
Class R6 (06/16)
2020(e)	24.15	0.15	1.80	1.95	(0.18)	—	(0.18)	25.92
2019	36.62	0.20	(3.98)	(3.78)	—	(8.69)	(8.69)	24.15
2018	33.70	0.06	4.69	4.75	(0.10)	(1.73)	(1.83)	36.62
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(f)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2020(e)	23.99	0.14	1.77	1.91	(0.14)	—	(0.14)	25.76
2019	36.50	0.16	(3.98)	(3.82)	—	(8.69)	(8.69)	23.99
2018	33.65	0.01	4.67	4.68	(0.10)	(1.73)	(1.83)	36.50
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	—*	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.85%	$ 3,481	1.74%**	0.41%**	1.31%**	0.84%**	25%
(6.42)	3,137	1.73	(0.13)	1.31	0.29	54
13.98	4,512	1.53	(0.46)	1.31	(0.24)	49
19.62	5,529	1.43	(0.08)	1.31	0.03	88
(3.54)	9,699	1.42	(0.34)	1.31	(0.23)	49
(3.90)	7,008	1.36	(0.42)	1.31	(0.37)	68

7.48	1,186	2.49**	(0.35)**	2.06**	0.08**	25
(7.13)	1,374	2.48	(0.90)	2.06	(0.47)	54
13.12	3,194	2.29	(1.22)	2.06	(0.99)	49
18.73	3,078	2.18	(0.87)	2.06	(0.74)	88
(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49
(4.63)	3,167	2.11	(1.22)	2.06	(1.17)	68

7.69	388	1.98**	0.15**	1.56**	0.57**	25
(6.65)	541	1.98	(0.38)	1.56	0.04	54
13.69	767	1.78	(0.72)	1.56	(0.50)	49
19.33	874	1.68	(0.39)	1.56	(0.26)	88
(3.76)	653	1.68	(0.57)	1.56	(0.46)	49
(4.18)	421	1.60	(0.75)	1.56	(0.71)	68

8.09	10,487	1.34**	0.81**	0.91**	1.24**	25
(6.03)	9,691	1.32	0.29	0.90	0.72	54
14.44	9,629	1.13	(0.07)	0.89	0.17	49
20.14	5,820	1.05	(0.39)	0.90	(0.24)	88
0.00	25	—	—	—	—	—

7.97	10,054	1.49**	0.68**	1.06**	1.11**	25
(6.19)	8,874	1.48	0.13	1.06	0.55	54
14.25	20,522	1.25	(0.18)	1.06	0.02	49
19.96	44,750	1.18	0.12	1.06	0.24	88
(3.31)	40,624	1.17	(0.09)	1.06	0.02	49
(3.65)	45,675	1.11	(0.22)	1.06	(0.17)	68

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2019.
(f)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
NWQ Small-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2020(e)	$42.97	$ 0.12	$ 3.40	$ 3.52	$(0.01)	$(2.73)	$(2.74)	$43.75
2019	55.23	0.03	(7.03)	(7.00)	—	(5.26)	(5.26)	42.97
2018	49.16	(0.16)	8.34	8.18	—	(2.11)	(2.11)	55.23
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
Class C (12/04)
2020(e)	37.99	(0.03)	2.99	2.96	—	(2.73)	(2.73)	38.22
2019	49.96	(0.28)	(6.43)	(6.71)	—	(5.26)	(5.26)	37.99
2018	44.98	(0.50)	7.59	7.09	—	(2.11)	(2.11)	49.96
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
Class R3 (09/09)
2020(e)	42.06	0.07	3.32	3.39	—	(2.73)	(2.73)	42.72
2019	54.33	(0.10)	(6.91)	(7.01)	—	(5.26)	(5.26)	42.06
2018	48.51	(0.28)	8.21	7.93	—	(2.11)	(2.11)	54.33
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
Class R6 (02/13)
2020(e)	44.93	0.24	3.54	3.78	(0.19)	(2.73)	(2.92)	45.79
2019	57.24	0.22	(7.27)	(7.05)	—	(5.26)	(5.26)	44.93
2018	50.67	0.05	8.63	8.68	—	(2.11)	(2.11)	57.24
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	—*	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
Class I (12/04)
2020(e)	44.43	0.19	3.51	3.70	(0.12)	(2.73)	(2.85)	45.28
2019	56.75	0.16	(7.22)	(7.06)	—	(5.26)	(5.26)	44.43
2018	50.34	(0.03)	8.55	8.52	—	(2.11)	(2.11)	56.75
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.21%	$ 45,656	1.31%**	0.57%**	22%
(11.47)	66,539	1.24	0.07	62
16.94	82,161	1.27	(0.31)	67
20.12	82,559	1.30	(0.34)	57
(4.37)	90,656	1.38	(0.46)	39
3.38	122,575	1.42	(0.71)	38

7.82	12,016	2.07**	(0.15)**	22
(12.14)	13,419	1.99	(0.68)	62
16.05	21,723	2.01	(1.05)	67
19.21	23,251	2.05	(1.10)	57
(5.08)	24,886	2.13	(1.20)	39
2.63	29,732	2.17	(1.47)	38

8.09	3,367	1.57**	0.33**	22
(11.68)	4,832	1.49	(0.21)	62
16.62	7,929	1.51	(0.55)	67
19.82	7,945	1.55	(0.61)	57
(4.61)	7,532	1.64	(0.69)	39
3.14	6,500	1.67	(0.96)	38

8.44	20,563	0.91**	1.03**	22
(11.12)	10,899	0.86	0.46	62
17.41	11,093	0.85	0.10	67
20.64	9,284	0.86	0.09	57
(3.99)	8,584	0.98	0.01	39
3.81	3,625	1.01	(0.33)	38

8.35	377,766	1.07**	0.85**	22
(11.26)	456,623	0.99	0.33	62
17.22	642,477	1.01	(0.05)	67
20.43	590,033	1.05	(0.12)	57
(4.13)	467,821	1.13	(0.20)	39
3.65	447,072	1.17	(0.47)	38

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.
The end of the reporting period for the Funds is December 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2019 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$ 24,814,161	12.8%
Japan	20,500,074	10.6
United Kingdom	16,100,918	8.3
France	12,117,068	6.2
South Korea	7,500,904	3.9
Spain	5,613,765	2.9
Bermuda	5,409,372	2.8
Belgium	4,298,170	2.2
Netherlands	4,181,092	2.2
Other	7,017,533	3.6
Total non-U.S. securities	$107,553,057	55.5%

NWQ International Value	Value	% of Net Assets
Country:
Japan	$ 48,914,058	23.7%
Germany	30,599,461	14.8
United Kingdom	20,731,120	10.0
Netherlands	18,981,767	9.2
France	16,271,755	7.9
South Korea	11,608,275	5.6
Switzerland	10,017,042	4.9
Denmark	9,210,269	4.5
Belgium	8,774,414	4.2
Other	21,866,429	10.6
Total non-U.S. securities	$196,974,590	95.4%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NWQ Global Equity Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$95,136,808	$89,581,653**	$ —	$184,718,461
Convertible Preferred Securities	4,007,820	—	—	4,007,820
Structured Notes	—	2,843,299	—	2,843,299
Total	$99,144,628	$92,424,952	$ —	$191,569,580

NWQ International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$44,834,746	$160,556,761**	$ —	$205,391,507
Short-Term Investments:
Repurchase Agreements	—	471,758	—	471,758
Total	$44,834,746	$161,028,519	$ —	$205,863,265

Notes to Financial Statements (Unaudited) (continued)
NWQ Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$79,682,304	$ 907,632**	$ —	$80,589,936
Short-Term Investments:
Repurchase Agreements	—	333,432	—	333,432
Total	$79,682,304	$1,241,064	$ —	$80,923,368

NWQ Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$41,108,213	$548,648**	$ —	$41,656,861
Short-Term Investments:
Repurchase Agreements	—	316,566	—	316,566
Total	$41,108,213	$865,214	$ —	$41,973,427

NWQ Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$24,468,564	$ —	$ —	$24,468,564
Short-Term Investments:
Repurchase Agreements	—	1,045,555	—	1,045,555
Total	$24,468,564	$1,045,555	$ —	$25,514,119

NWQ Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$444,008,724	$ —	$ —	$444,008,724
Short-Term Investments:
Repurchase Agreements	—	15,413,174	—	15,413,174
Total	$444,008,724	$15,413,174	$ —	$459,421,898

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited. The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value Fund	Fixed Income Clearing Corporation	$ 471,758	$ (471,758)	$ —
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	333,432	(333,432)	—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	316,566	(316,566)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	1,045,555	(1,045,555)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	15,413,174	(15,413,174)	—

Investment Transactions
Long-term purchases and sales (including maturities, where applicable) during the current fiscal period were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$40,987,122	$18,368,241	$20,251,763	$12,731,561	$6,533,648	$103,592,967
Sales and maturities	62,185,580	67,340,827	25,385,308	18,826,459	6,095,416	209,064,112
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 12/31/19		Year Ended 6/30/19
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	461,685	$ 11,993,861	778,229	$ 21,108,373
Class A – automatic conversion of Class C Shares	869	23,217	9,163	250,163
Class C	2,166	57,388	15,721	412,794
Class R3	1,185	31,505	7,360	190,925
Class I	127,396	3,395,773	403,209	10,804,122
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	32,223	861,869	208,185	5,209,913
Class C	6,168	162,364	67,002	1,659,600
Class R3	186	4,945	1,286	32,148
Class I	23,291	623,924	143,481	3,596,639
Class T(1)	—	—	—	—
	655,169	17,154,846	1,633,636	43,264,677
Shares redeemed:
Class A	(610,021)	(16,262,425)	(1,435,718)	(37,839,595)
Class C	(561,161)	(14,588,797)	(1,123,707)	(30,028,575)
Class C – automatic conversion to Class A Shares	(872)	(23,217)	(9,185)	(250,163)
Class R3	(9,471)	(252,763)	(13,089)	(338,996)
Class I	(365,133)	(9,745,021)	(1,183,341)	(30,904,869)
Class T(1)	—	—	(919)	(23,190)
	(1,546,658)	(40,872,223)	(3,765,959)	(99,385,388)
Net increase (decrease)	(891,489)	$(23,717,377)	(2,132,323)	$(56,120,711)

(1)	Class T Shares were not available for public offering.

	Six Months Ended 12/31/19		Year Ended 6/30/19
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	86,578	$ 1,981,232	319,073	$ 7,685,483
Class A – automatic conversion of Class C Shares	—	—	5,681	142,233
Class C	3,431	77,558	7,181	157,381
Class R3	8,378	197,151	18,907	443,686
Class I	373,966	8,738,134	2,672,117	61,831,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	24,604	593,941	11,363	238,747
Class C	1,456	33,566	610	12,258
Class R3	722	17,576	326	6,907
Class I	228,746	5,540,231	147,815	3,115,943
	727,881	17,179,389	3,183,073	73,634,532
Shares redeemed:
Class A	(137,503)	(3,219,991)	(410,523)	(9,475,463)
Class C	(61,944)	(1,349,757)	(281,899)	(6,524,926)
Class C – automatic conversion to Class A Shares	—	—	(5,973)	(142,233)
Class R3	(14,531)	(352,386)	(21,154)	(495,614)
Class I	(2,475,741)	(57,343,280)	(3,456,461)	(80,371,822)
	(2,689,719)	(62,265,414)	(4,176,010)	(97,010,058)
Net increase (decrease)	(1,961,838)	$(45,086,025)	(992,937)	$(23,375,526)

	Six Months Ended 12/31/19		Year Ended 6/30/19
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,570	$ 507,300	611,991	$ 19,529,905
Class A – automatic conversion of Class C Shares	—	—	7,212	232,170
Class C	9,106	276,712	13,625	399,412
Class R3(2)	18	589	848	25,841
Class I	40,924	1,341,284	164,869	5,140,580
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,379	386,309	—	—
Class C	270	8,599	—	—
Class R3(2)	—	—	—	—
Class I	14,127	483,275	—	—
	91,394	3,004,068	798,545	25,327,908
Shares redeemed:
Class A	(137,592)	(4,427,147)	(265,308)	(8,229,225)
Class C	(17,064)	(516,555)	(623,582)	(18,789,692)
Class C – automatic conversion to Class A Shares	—	—	(7,665)	(232,170)
Class R3(2)	(2,716)	(87,803)	(133)	(4,131)
Class I	(133,740)	(4,452,697)	(234,810)	(7,283,437)
	(291,112)	(9,484,202)	(1,131,498)	(34,538,655)
Net increase (decrease)	(199,718)	$(6,480,134)	(332,953)	$ (9,210,747)

(2)	Effective August 5, 2019, Class R3 Shares of NWQ Multi-Cap Value are no longer being offered for sale.

	Six Months Ended 12/31/19		Year Ended 6/30/19
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	140,889	$ 727,127	262,431	$ 1,307,006
Class A – automatic conversion of Class C Shares	—	—	26,921	181,682
Class C	39,058	172,089	43,712	205,716
Class R3	—	—	—	—
Class I	442,853	2,234,495	816,384	4,526,775
Shares issued to shareholders due to reinvestment of distributions:
Class A	115,189	559,866	196,051	863,725
Class C	94,967	380,680	216,662	805,983
Class R3	2,211	10,558	3,853	16,677
Class I	915,103	4,472,648	2,147,477	9,519,941
	1,750,270	8,557,463	3,713,491	17,427,505
Shares redeemed:
Class A	(153,319)	(796,389)	(309,754)	(1,774,431)
Class C	(115,778)	(502,601)	(287,156)	(1,361,335)
Class C – automatic conversion to Class A Shares	—	—	(30,390)	(181,682)
Class R3	—	—	—	—
Class I	(1,669,713)	(8,574,999)	(4,457,866)	(26,318,649)
	(1,938,810)	(9,873,989)	(5,085,166)	(29,636,097)
Net increase (decrease)	(188,540)	$(1,316,526)	(1,371,675)	$(12,208,592)

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 12/31/19		Year Ended 6/30/19
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,015	$ 335,071	41,558	$ 1,182,252
Class A – automatic conversion of Class C Shares	—	—	268	9,739
Class C	2,353	48,551	28,914	550,654
Class R3	648	14,709	6,821	146,076
Class R6	60,811	1,505,884	137,160	3,655,022
Class I	198,792	4,856,620	150,499	4,061,741
Shares issued to shareholders due to reinvestment of distributions:
Class A	343	8,662	40,904	815,194
Class C	—	—	34,968	605,997
Class R3	14	334	5,369	102,174
Class R6	2,861	74,018	108,198	2,213,728
Class I	2,120	54,515	187,767	3,819,190
	281,957	6,898,364	742,426	17,161,767
Shares redeemed:
Class A	(10,033)	(235,750)	(74,347)	(2,000,947)
Class C	(15,655)	(321,153)	(93,156)	(2,112,542)
Class C – automatic conversion to Class A Shares	—	—	(294)	(9,739)
Class R3	(8,736)	(191,718)	(9,971)	(273,987)
Class R6	(60,296)	(1,463,923)	(107,069)	(3,043,036)
Class I	(180,568)	(4,592,220)	(530,677)	(13,492,488)
	(275,288)	(6,804,764)	(815,514)	(20,932,739)
Net increase (decrease)	6,669	$ 93,600	(73,088)	$ (3,770,972)

	Six Months Ended 12/31/19		Year Ended 6/30/19
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	110,087	$ 4,688,876	593,975	$ 26,454,692
Class A – automatic conversion of Class C Shares	—	—	2,077	116,325
Class C	18,559	715,947	61,304	2,396,937
Class R3	10,108	425,787	306,258	16,150,341
Class R6	343,248	16,189,061	90,480	4,088,822
Class I	879,522	39,162,557	3,656,466	168,055,501
Shares issued to shareholders due to reinvestment of distributions:
Class A	48,977	2,133,928	179,789	6,844,564
Class C	18,819	716,456	51,261	1,732,639
Class R3	2,500	106,326	27,801	1,037,550
Class R6	22,059	1,010,576	19,089	758,430
Class I	513,459	23,213,073	1,414,470	55,616,942
	1,967,338	88,362,587	6,402,970	283,252,743
Shares redeemed:
Class A	(664,035)	(28,323,454)	(714,805)	(32,128,608)
Class C	(76,175)	(2,881,006)	(191,878)	(7,963,259)
Class C – automatic conversion to Class A Shares	—	—	(2,297)	(116,325)
Class R3	(48,666)	(2,050,238)	(365,123)	(15,053,499)
Class R6	(158,863)	(7,141,571)	(60,786)	(2,868,562)
Class I	(3,327,630)	(149,260,207)	(6,114,452)	(276,380,424)
	(4,275,369)	(189,656,476)	(7,449,341)	(334,510,677)
Net increase (decrease)	(2,308,031)	$(101,293,889)	(1,046,371)	$ (51,257,934)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Certain Funds have filed for additional reclaims related to foreign taxes withheld in prior years, based on interpretations of European Union tax principles. Generally, to the extent a Fund reasonably determines that such additional tax reclaims are collectible and free from significant contingencies, the amounts are reflected as Dividends in the Statements of Operations. When such reclaims are received, the amounts received will reduce the amount of current year foreign tax credits passed through to shareholders consistent with guidance from the Internal Revenue Service.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2019.
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$161,640,718	$168,749,653	$75,451,145	$29,835,882	$20,235,363	$365,098,185
Gross unrealized:
Appreciation	$ 37,048,831	$ 55,861,085	$10,322,635	$12,794,576	$ 6,821,996	$110,189,129
Depreciation	(7,119,969)	(18,747,473)	(4,850,412)	(657,031)	(1,543,240)	(15,865,416)
Net unrealized appreciation (depreciation) of investments	$ 29,928,862	$ 37,113,612	$ 5,472,223	$12,137,545	$ 5,278,756	$ 94,323,713
Permanent differences, primarily due to federal taxes paid, complex securities character adjustments, securities litigation settlements, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2019, the Funds’ last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2019, the Funds' last tax year end, were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1,2]	$3,874,696	$6,317,263	$145,104	$ 402,803	$ —	$ 1,090,517
Undistributed net long-term capital gains	—	—	—	3,246,105	—	27,502,166

[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 28, 2019 and paid on July 1, 2019.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended June 30, 2019 was designated for purposes of the dividends paid deduction as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$5,975,897	$3,439,018	$ —	$ 401,531	$1,091,245	$ 4,675,365
Distributions from net long-term capital gains	5,631,773	—	—	11,024,705	6,759,721	65,123,051

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
As of June 30, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NWQ Global Equity Income[3]	NWQ International Value	NWQ Multi-Cap Value
Not subject to expiration:
Short-term	$ 4,158,110	$ 11,558,734	$ —
Long-term	241,071,935	199,721,913	1,136,514
Total	$245,230,045	$211,280,647	$1,136,514

[3]	NWQ Global Equity Income's capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next nineteen years, at which point the annual limitation will further be reduced to approximately $1.2 million.
During the Funds' last year ended June 30, 2019, NWQ International Value utilized $2,700,938 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds has elected to defer losses as follows:
	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Post-October capital losses[4]	$292,520	$12,360,749
Late-year ordinary losses[5]	—	—

[4]	Capital losses incurred from November 1, 2018 through June 30, 2019, the Funds' last tax year end.
[5]	Ordinary losses incurred from January 1, 2019 through June 30, 2019 and/or specified losses incurred from November 1, 2018 through June 30, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2019, the complex-level fee for each Fund was 0.1562%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90%	July 31, 2021	N/A
NWQ International Value	0.94	July 31, 2021	N/A
NWQ Multi-Cap Value	0.94	July 31, 2021	N/A
NWQ Large-Cap Value	0.79	July 31, 2021	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2021	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
N/A - Not Applicable
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected	$11,740	$1,940	$1,304	$1,998	$2,073	$4,490
Paid to financial intermediaries	10,256	1,674	1,131	1,728	1,818	3,951

Notes to Financial Statements (Unaudited) (continued)
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances	$1,310	$1,725	$1,345	$1,480	$465	$11,573
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained	$31,748	$1,312	$1,860	$864	$981	$14,725
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained	$173	$9	$481	$ —	$63	$947
As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:
	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class R3 Shares	15,483	3,353	1,583
Class R6 Shares	—	891	802
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings)less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NWQ-1219D1077318-INV-B-02/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 6, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: March 6, 2020